September 16, 2008

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), to be held on October 31, 2008. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the PNC Fund.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the PNC Fund into BlackRock Large Cap Core Fund (the “BlackRock Fund”), a series of BlackRock Large Cap Series Funds, Inc. The BlackRock Fund has an investment objective, policies and strategies similar to those of the PNC Fund. This proposed Reorganization is part of the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association, after its acquisition of the PNC Fund’s adviser, and the efforts of the Board of Directors of the PNC Corporation, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s historically stronger performance, broader asset base, and the ability of investors to exchange with other funds in the wider BlackRock mutual fund complex.

The Board of Directors of the PNC Corporation believes the Reorganization is in the best interests of the PNC Fund and its shareholders, and unanimously recommends that you vote “For” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touchtone telephone;
  By Internet;
  By returning the enclosed proxy card in the postage-paid envelope; or
  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

/s/ Kevin A. McCreadie

Kevin A. McCreadie
President

PNC Funds, Inc. PNC Growth & Income Fund
Two Hopkins Plaza Baltimore, Maryland 21201 (800) 551-2145

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to consider the proposed reorganization (the “Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), which is a Maryland corporation, BlackRock Large Cap Core Fund (the “BlackRock Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “BlackRock Corporation”), which is a Maryland corporation, and Master Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”), which is a Delaware limited liability company. The BlackRock Fund pursues an investment objective and investment policies similar to those of the PNC Fund. If the proposed Reorganization is approved and completed, then you will become a shareholder of the BlackRock Fund and the PNC Fund will be terminated, dissolved and liquidated as a series of the PNC Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Fund.

Q:	How does the Board of Directors suggest that I vote?

A:

After careful consideration, the Board of Directors of the PNC Corporation (the “PNC Fund Board”) has determined that the proposed Reorganization will benefit the PNC Fund’s shareholders and recommends that you cast your vote “For” the proposed Reorganization. The PNC Fund Board believes that the Reorganization will benefit PNC Fund shareholders because they will become invested in a fund with investment objectives, policies and strategies similar to those of the PNC Fund. This proposed Reorganization is part of the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association (“PNC Bank”), after its acquisition of the PNC Fund’s adviser, and the efforts of the PNC Fund Board, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s historically stronger performance, lower gross expense ratios, broader asset base, and the ability of investors to exchange into another fund in the wider BlackRock mutual fund complex. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders. It is noted that after the Reorganization, shareholders of Class A and Class C shares of the PNC Fund are expected to experience lower operating expenses before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements (“gross operating expenses”) and lower operating expenses after taking into account voluntary waivers and expense reimbursements (“net operating expenses”) in the BlackRock Fund than they had in the PNC Fund prior to the Reorganization. After the Reorganization, Institutional shareholders of the PNC Fund are expected to experience lower gross operating expenses in the BlackRock Fund than they had in the PNC Fund prior to the Reorganization; however, Institutional shareholders of the PNC Fund will experience a small increase in annual net operating expenses in the BlackRock Fund versus what they had in the PNC Fund prior to the Reorganization.

Q:	How will the Reorganization affect me?

A:

If PNC Fund shareholders approve the proposed Reorganization, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund and you will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that you own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that you own immediately prior to the Reorganization.

Special Considerations for Class C Shareholders of the PNC Fund. As discussed above, Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund in connection with the Reorganization. Following the Reorganization, Class C shareholders of the PNC Fund who are currently enrolled in an automatic investment plan, or that submit a purchase order for additional shares of the BlackRock Fund without making a specific class designation in their purchase order, will receive Investor A shares of the BlackRock Fund and will be subject to the 5.25% Investor A sales charges on such future purchases. Class C shareholders of the PNC Fund who want to receive Investor C shares of the BlackRock Fund through an automatic investment program or through additional purchase orders rather than Investor A shares must instruct the BlackRock Fund in writing to receive Investor C shares. Please consult your financial advisor for information on the suitability of future purchases of Investor A shares of the BlackRock Fund.

Q:	Will I own the same number of shares of the BlackRock Fund as I currently own of the PNC Fund?

A:	No, you will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the PNC Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the PNC Fund and the BlackRock Fund as of the close of trading on the New York Stock Exchange on the business day before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of the BlackRock Fund is lower than the net asset value of a Class A or Class C share of the PNC Fund, you will receive a greater number of shares of the BlackRock Fund in the Reorganization than you held in the PNC Fund before the Reorganization. On the other hand, if the net asset value of an Investor A share of the BlackRock Fund is higher than the net asset value of a Class A or Class C share of the PNC Fund, you will receive fewer shares of the BlackRock Fund in the Reorganization than you held in the PNC Fund before the Reorganization. The aggregate net asset value of your BlackRock Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your PNC Fund shares immediately prior to the Reorganization.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:	BlackRock Advisors, LLC (“BlackRock Advisors”) will serve as the Combined Fund’s investment adviser and the portfolio managers who currently run the day-to-day operations of the BlackRock Fund will manage the Combined Fund following the Reorganization.

Q:	How do operating expenses paid by the BlackRock Fund compare to those payable by the PNC Fund?

A:	After the Reorganization, shareholders of Class A and Class C shares of the PNC Fund are expected to experience lower gross and net operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization. After the Reorganization, Institutional shareholders of the PNC Fund are expected to experience lower gross operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements; however, Institutional shareholders of the PNC Fund will experience a small increase in annual net operating expenses in the Combined Fund versus what they had in the PNC Fund prior to the Reorganization after taking into account voluntary waivers and expense reimbursements. The voluntary waivers and expense reimbursements may be terminated at any time at the option of the PNC Fund’s investment adviser. Despite the small increase in net operating expenses (after taking into account voluntary waivers and expense reimbursements), Institutional shareholders of the PNC Fund will be invested in a fund with historically stronger performance, a broader asset base and the ability of investors to exchange with other funds in the wider BlackRock mutual fund complex.

The PNC Fund has estimated annual total fund operating expenses of 1.28%, 1.78% and 0.78% for Class A, Class C and Institutional shares, respectively, which includes voluntary waivers and expense reimbursements. The BlackRock Fund has estimated annual fund operating expenses of 1.21% and 0.84% for Investor A and Institutional shares, respectively, which does not include any contractual or voluntary waivers or expense reimbursements, and 1.11% and 0.84% for Investor A and Institutional shares, respectively, after taking into account contractual waivers. The contractual fee waiver for Investor A shares will remain in place through October 31, 2008 and thereafter unless BlackRock Advisors notifies the BlackRock Fund of the termination of the waiver or unless the agreement is terminated by a vote of the Board of Directors of the BlackRock Corporation. As discussed above, as part of the reorganization, Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes (if eligible) of the BlackRock Fund.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:	There are certain differences in the front-end sales loads, contingent deferred sales charges (“CDSCs”) and the service and distribution fees of the Investor A shares of the BlackRock Fund and the Class A and Class C shares of the PNC Fund, which are included in the table below. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The CDSC charged to Investor A shares will be waived for shareholders of Class C shares of the PNC Fund on those Investor A shares received in connection with the Reorganization. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes of shares (if eligible) of the BlackRock Fund. PNC Fund shareholders enrolled in automatic investment plans that are active at the time of the Reorganization will continue to participate in automatic investment plans with the BlackRock Fund; however, shareholders will receive the class of shares they received through the Reorganization. Following the Reorganization, Class C shareholders of the PNC Fund who are currently enrolled in an automatic investment plan, or that submit a purchase order for additional shares of the BlackRock Fund without making a specific class designation in their purchase order, will receive Investor A shares of the BlackRock Fund and will be subject to the Investor A sales charges on such future purchases. Class C shareholders of the PNC Fund who want to receive Investor C shares of the BlackRock Fund through an automatic investment program or through additional purchase orders rather than Investor A shares must instruct the BlackRock Fund in writing to receive Investor C shares. The Institutional shares of both Funds are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

	PNC Fund Class A	BlackRock Fund Investor A
Front-end Sales Charge	4.75%	5.25%
Contingent Deferred Sales Charges (“CDSCs”)	1.00% on investments of $1 million or more if redeemed within one year	1.00% on investments of $1 million or more if redeemed within eighteen months
Service and Distribution Fees	0.50%	0.25%

	PNC Fund Class C	BlackRock Fund Investor A*
Front-end Sales Charge	None	5.25%
CDSCs	1.00% if redeemed within one year	1.00% on investments of $1 million or more if redeemed within eighteen months
Service and Distribution Fees	1.00%	0.25%

*	Shareholders of the PNC Fund also have the ability to purchase Investor C shares of the BlackRock Fund. Investor C shares of the BlackRock Fund do not impose a front-end sales charge; however, they impose a CDSC of 1.00% if the shares are redeemed within one year. Investor C shares of the BlackRock Fund have service and distribution fees of 1.00%.

	PNC Fund Institutional	BlackRock Fund Institutional
Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What will I have to do to open an account in the BlackRock Fund? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that you own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that you own immediately prior to the Reorganization. If you currently hold certificates representing your shares of the PNC Fund, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Fund will be issued in connection with the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives.

Q:	I have received other proxy statements from other funds in the PNC Funds, Inc. complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each fund that you own.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the PNC Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the BlackRock Fund in connection with the Reorganization.
A portion of the portfolio assets of the PNC Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the PNC Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the PNC Fund will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	BlackRock Advisors has agreed to bear the expenses of the PNC Fund and the BlackRock Fund incurred directly in connection with the Reorganization, including expenses of preparing, printing and mailing proxies, proxy solicitation fees, legal fees, audit fees, fees and expenses relating to any special meeting, fees and expenses relating to the special shareholder meeting of the PNC Fund shareholders (the “Special Meeting”), fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to conversion of the PNC Fund and its shareholders to the BlackRock Fund’s service platform, but excluding the PNC Fund’s portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors has also agreed to bear the expenses of PNC Bank and PNC Capital Advisors, Inc. (“PNC Capital”) relating to the Reorganization, up to a previously agreed-upon amount. To the extent the combined costs and expenses of the PNC Fund and PNC Capital borne by BlackRock exceed that amount, PNC Bank will be responsible for its costs and expenses. With the exception of the costs of repositioning its portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the enclosed proxy card in hand and call the number or go to the website address listed on the proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting and have the proxy card in hand.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2008. The Reorganization will not take place if the Reorganization is not approved by the PNC Fund’s shareholders at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call Broadridge Financial Solutions, Inc., our proxy solicitation firm, at 1-866-451-3785.

     Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

September 16, 2008

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2008

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”), will be held on Friday, October 31, 2008 at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock Large Cap Core Fund (the “BlackRock Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “BlackRock Corporation”), would acquire all of the assets and certain stated liabilities of the PNC Fund in exchange for shares of the BlackRock Fund, which will be distributed by the PNC Fund to the holders of its shares in complete liquidation thereof; and
2.	To consider any adjournment or postponement of the Special Meeting, if necessary or appropriate.

The Board of Directors of the PNC Corporation has fixed the close of business on September 2, 2008 as the record date for determination of shareholders of the PNC Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cutoff dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the PNC Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Shareholders may also vote by telephone or over the Internet; please see pages 42-43 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements - Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Jennifer E. Vollmer

Jennifer E. Vollmer
Secretary
Baltimore, Maryland

PNC Funds, Inc. PNC Growth & Income Fund
Two Hopkins Plaza Baltimore, Maryland 21201 (800) 551-2145

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COMBINED PROSPECTUS/PROXY STATEMENT

PNC FUNDS, INC.
PNC GROWTH & INCOME FUND
Two Hopkins Plaza
Baltimore, Maryland 21201
(800) 551-2145

BLACKROCK LARGE CAP SERIES FUNDS, INC.
BLACKROCK LARGE CAP CORE FUND
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. (the “PNC Corporation”). A special meeting of shareholders of the PNC Fund (the “Special Meeting”) will be held at the offices of PNC Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland on Friday, October 31, 2008 at 10:00 a.m. Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the PNC Fund at the close of business on September 2, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the PNC Fund on or about September 19, 2008. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the PNC Corporation (the “PNC Fund Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the Internet.

     The purposes of the Special Meeting are:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock Large Cap Core Fund (the “BlackRock Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “BlackRock Corporation”), would acquire all of the assets and certain stated liabilities of the PNC Fund, in exchange for shares of the BlackRock Fund, which will be distributed by the PNC Fund to the holders of its shares in complete liquidation thereof; and

     2. To consider any adjournment or postponement of the Special Meeting, if necessary or appropriate.

     The PNC Fund Board and the Board of Directors of the BlackRock Corporation and Master Large Cap Series LLC (the “BlackRock Fund Board”) have each approved the reorganization (the “Reorganization”) by which the PNC Fund would be reorganized into the BlackRock Fund. The BlackRock Fund has an investment objective, policies and strategies similar to those of the PNC Fund. This proposed Reorganization results from the initiative undertaken by the parent of the PNC Fund’s adviser, PNC Bank, National Association, after its acquisition of the adviser and the efforts of the PNC Fund Board, to improve the performance of certain equity funds that are series of the PNC Corporation. It was determined that the PNC Fund would benefit from the Reorganization with the BlackRock Fund, due to the BlackRock Fund’s stronger historical performance, lower gross expense ratios, broader asset base and the ability of investors to exchange into another fund in the wider BlackRock mutual fund complex. It is noted that after the Reorganization, shareholders of Class A and Class C shares of the PNC Fund are expected to experience lower operating expenses before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements (“gross operating expenses”) and lower operating expenses after taking into account voluntary waivers and expense reimbursements (“net operating expenses”) in the BlackRock Fund than they had in the PNC Fund prior to the Reorganization. After the Reorganization, Institutional shareholders of the PNC Fund are expected to experience lower gross operating expenses in the BlackRock Fund than they had in the PNC Fund prior to the Reorganization; however, Institutional shareholders of the PNC Fund will experience a small increase in annual net operating expenses in the BlackRock Fund versus what they had in the PNC Fund prior to the Reorganization.

     If PNC Fund shareholders approve the proposed Reorganization, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund and you will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that Class A and Class C shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that Institutional shareholders own immediately prior to the Reorganization. Immediately thereafter, the PNC Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the PNC Fund will be terminated, dissolved and liquidated as a series of the PNC Corporation. When the Reorganization is complete, shareholders of Class A and Class C shares of the PNC Fund will hold Investor A shares of the BlackRock Fund, and shareholders of Institutional shares of the PNC Fund will hold Institutional shares of the BlackRock Fund. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Corporation, a registered open-end investment company.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the PNC Fund should know before voting on the Reorganization and constitutes an offering of the BlackRock Fund. Please read it carefully and retain it for future reference.

     The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

  A Statement of Additional Information dated September 16, 2008 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
  The prospectus relating to the Class A and Class C shares of the PNC Fund, dated September 28, 2007, as supplemented (the “PNC Fund Prospectus”);

  The prospectus relating to the Institutional Class shares of the PNC Fund, dated September 28, 2007, as supplemented (the “Institutional PNC Fund Prospectus”);

  The statement of additional information relating to the PNC Fund, dated September 28, 2007, as supplemented (the “PNC Fund SAI”);
  The Annual Report to Shareholders of the PNC Fund for the fiscal year ended May 31, 2008 (the “PNC Fund Annual Report”); and

  The BlackRock Fund statement of additional information (the “BlackRock SAI”) dated February 28, 2008 (and as currently supplemented).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

  The BlackRock Fund prospectus (the “BlackRock Fund Prospectus”) dated February 28, 2008 (and as currently supplemented);

  The Annual Report to Shareholders of the BlackRock Fund for the fiscal year ended October 31, 2007 (the “BlackRock Annual Report”); and

  The Semi-Annual Report to Shareholders of the BlackRock Fund for the fiscal period ended April 30, 2008 (the “BlackRock Semi-Annual Report”).

     Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the BlackRock Fund Prospectus will apply to the Investor A and Institutional shares to be issued by the BlackRock Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

     Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

PNC Funds, Inc.	BlackRock Large Cap Series Funds, Inc.
PNC Growth & Income Fund	BlackRock Large Cap Core Fund
Two Hopkins Plaza	100 Bellevue Parkway
Baltimore, Maryland 21201	Wilmington, Delaware 19809
(800) 551-2145	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E.,
Washington, DC 20549

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The PNC Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement.
Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is September 16, 2008.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     Each of the PNC Corporation and the BlackRock Corporation is an open-end management investment company registered with the SEC. The PNC Fund is organized as a separate series of the PNC Corporation, a corporation organized under the laws of the State of Maryland. The BlackRock Fund is organized as a separate series of the BlackRock Corporation, a corporation organized under the laws of the State of Maryland. The BlackRock Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in a master portfolio, the Master Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”), a limited liability company organized under the laws of the State of Delaware. The Master Portfolio has the same investment objective and strategies as the BlackRock Fund. The BlackRock Fund does not have an investment adviser; rather, investment management arrangements for the BlackRock Fund are at the Master LLC level. In the Reorganization, the assets acquired by the BlackRock Fund from the PNC Fund will be contributed to the Master Portfolio in exchange for interests in the Master Portfolio.

     The PNC Fund is advised by PNC Capital Advisors, Inc. (“PNC Capital”), formerly known as Mercantile Capital Advisors, Inc. PNC Capital is a wholly-owned subsidiary of PNC Bank, National Association (“PNC Bank”), which is a wholly-owned subsidiary of The PNC Financial Services Group, Inc., a financial holding company (“PNC”). The Master LLC (and, as a result, the BlackRock Fund) is managed by BlackRock Advisors, LLC (“BlackRock Advisors”) and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). BlackRock Advisors is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, ML & Co., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, PNC owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of BlackRock Advisors (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities and/or their power to exercise a controlling influence over BlackRock’s management or policies. The Sub-Adviser is an affiliate of BlackRock Advisors and an indirect wholly owned subsidiary of BlackRock.

     Shares of the PNC Fund are offered through its distributor, PNC Fund Distributor, LLC (“PNC Distributor”). Shares of the BlackRock Fund may be purchased through its co-distributors, FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI”) through September 30, 2008; however, effective October 1, 2008, BlackRock Investments, Inc. (“BII”) will serve as the BlackRock Fund’s sole distributor and shares may be purchased through BII.

The Proposed Reorganization

     The PNC Fund Board, including the Directors who are not “interested persons” of the PNC Corporation (as defined in the Investment Company Act) (the “Independent Directors”), has unanimously approved the Reorganization Agreement. The BlackRock Fund Board, including the Directors who are not “interested persons” of the BlackRock Fund (as defined in the Investment Company Act), has unanimously approved the Reorganization Agreement. Subject to approval by the PNC Fund shareholders, the Reorganization Agreement provides for:

  the transfer of all of the assets and certain stated liabilities of the PNC Fund to the BlackRock Fund in exchange for shares of the BlackRock Fund;

  the distribution of such shares to the PNC Fund’s shareholders; and

  the liquidation, termination and dissolution of the PNC Fund as a series of the PNC Corporation.

     If the proposed Reorganization is approved and completed, then the BlackRock Fund will acquire all of the assets and certain stated liabilities of the PNC Fund, and shareholders of the PNC Fund will receive Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that Class A and Class C shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     In 2007, PNC acquired Mercantile Bankshares Corporation (“Mercantile”), which was the parent company of the PNC Fund’s investment adviser, Mercantile Capital Advisors, Inc., which was then renamed PNC Capital. Following the acquisition of Mercantile, PNC Bank hired an independent consultant to evaluate the Mercantile mutual fund complex. After this review, it was determined that PNC Bank should seek to merge three large cap funds advised by PNC Capital into comparable, historically better-performing funds managed by another adviser. As a result, PNC Bank solicited proposals from several investment advisers, including BlackRock Advisors. After completing their due diligence of BlackRock Advisors and based upon meetings with BlackRock Advisors, PNC Bank recommended BlackRock Advisors’ proposal to the PNC Fund Board. Based on BlackRock Advisors’ review of its mutual fund lineup, it determined that the PNC Fund should be reorganized into the BlackRock Fund and determined that two other funds advised by PNC Capital should be reorganized into two funds advised by BlackRock Advisors. Each respective reorganization is not contingent upon the others.

     In approving the Reorganization Agreement, the PNC Fund Board, including the Independent Directors, determined that the Reorganization is advisable and in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the PNC Fund Board engaged in a thorough review process relating to the proposed Reorganization. The PNC Fund Board approved the Reorganization at a meeting held on July 9, 2008. The PNC Fund Board has directed that the Reorganization be submitted for consideration at the Special Meeting.

     The factors considered by the PNC Fund Board with regard to the Reorganization include, but are not limited to, the following:

  The similarity of the investment objectives, policies and strategies of the PNC Fund and the BlackRock Fund. See “Comparison of the PNC Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”

  The relative performance histories of each Fund. See “Comparison of the PNC Fund and the BlackRock Fund—Performance History.”

  The expectation that the combined fund resulting from the completion of the Reorganization (the “Combined Fund”) will achieve certain operating efficiencies from its larger net asset size.

  The expectation that the Investor A shares of the Combined Fund will have a lower gross and net annual expense ratios than the gross and net annual expense ratios of Class A and Class C shares of the PNC Fund prior to the Reorganization, and the expectation that the Institutional shares of the Combined Fund will have a lower gross annual expense ratio than the gross annual expense ratio of Institutional shares of the PNC Fund prior to the Reorganization, before taking into account the PNC Fund’s voluntary fee waivers and expense reimbursements; however net annual operating expenses of Institutional shares will experience a small increase as a result of the Reorganization.

  PNC Fund shareholders will pay no sales charges in connection with the Reorganization. There are certain differences in the front-end sales loads, contingent deferred sales charges (“CDSCs”) and the service and distribution fees of the Investor A shares of the BlackRock Fund and the Class A and Class C shares of the PNC Fund, which are included in the table below. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The CDSC charged to Investor A shares will be waived for shareholders of Class C shares of the PNC Fund on those Investor A shares received in connection with the Reorganization. Shareholders of the PNC Fund also have the ability to purchase Investor C shares or other classes of shares (if eligible) of the BlackRock Fund subject to applicable sales charges. PNC Fund shareholders enrolled in automatic investment plans that are active at the time of the Reorganization will continue to participate in automatic investment plans with the BlackRock Fund; however, shareholders will receive the class of shares they received through the Reorganization. Following the Reorganization, Class C shareholders of the PNC Fund who are currently enrolled in an automatic investment plan, or that submit a purchase order for additional shares of the BlackRock Fund without making a specific class designation in their purchase order, will receive Investor A shares of the BlackRock Fund and will be subject to the Investor A sales charges on such future purchases. Class C shareholders of the PNC Fund who want to receive Investor C shares of the BlackRock Fund through an automatic investment program or through additional purchase orders rather than Investor A shares must instruct the BlackRock Fund in writing to receive Investor C shares. The Institutional shares of both Funds are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.
	PNC Fund Class A	BlackRock Fund Investor A
Front-end Sales Charge	4.75%	5.25%
Contingent Deferred Sales Charges (“CDSCs”)	1.00% on investments of $1 million or more if redeemed within one year	1.00% on investments of $1 million or more if redeemed within eighteen months
Service and Distribution Fees	0.50%	0.25%

	PNC Fund Class C	BlackRock Fund Investor A*
Front-end Sales Charge	None	5.25%
CDSCs	1.00% if redeemed within one year	1.00% on investments of $1 million or more if redeemed within eighteen months
Service and Distribution Fees	1.00%	0.25%

*	Shareholders of the PNC Fund also have the ability to purchase Investor C shares of the BlackRock Fund. Investor C shares of the BlackRock Fund do not impose a front-end sales charge; however, they impose a CDSC of 1.00% if the shares are redeemed within one year. Investor C shares of the BlackRock Fund have service and distribution fees of 1.00%.

	PNC Fund Institutional	BlackRock Fund Institutional
Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None
  The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization the PNC Fund will distribute to its shareholders all investment company taxable income not previously distributed to shareholders, and such distribution will be taxable to shareholders.

  The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the BlackRock Fund Board and officers of the BlackRock Corporation and the portfolio management team that will manage the Combined Fund. See “Management of the Funds.”

  The fact that the asset base of the PNC Fund is not expected to grow from its current level of approximately $179.5 million as of April 30, 2008, and that the BlackRock Fund’s assets have grown consistently over the last few years.

  The quality of the shareholder services the PNC Fund shareholders would have access to following the Reorganization and the fact that they would have access to a larger fund family with a broader array of options. These options include the ability generally to exchange their shares for shares of the same class of another fund managed by BlackRock Advisors. See “Comparison of the PNC Fund and the BlackRock Fund—Purchase, Exchange, Redemption and Valuation of Shares” and “Information about the Reorganization—Continuation of Shareholder Accounts and Plans; Share Certificates.”

  The fact that BlackRock Advisors or one of its affiliates will be responsible for all of the costs associated with the Reorganization for the PNC Fund and BlackRock Fund excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization), as well as for PNC Capital and PNC Bank up to a previously agreed upon amount. To the extent that the costs exceed this amount, PNC Capital and PNC Bank will be responsible for their respective costs. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

  Any benefits resulting from the Reorganization to PNC Capital and its affiliates.

  The fact that PNC Bank recommended that the Reorganization be approved by the PNC Fund Board based upon its due diligence of BlackRock Advisors and other potential candidates.

     The PNC Fund Board unanimously concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. The BlackRock Fund Board concluded that completion of the Reorganization is advisable and in the best interests of the BlackRock Fund and that the interests of the shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives.

The PNC Fund Board recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Comparison. The primary investment objectives of the PNC Fund and the BlackRock Fund are identical, since both Funds seek long-term capital growth. The PNC Fund, however, seeks income as a secondary goal, while current income from dividends and interest is not an important consideration in selecting portfolio securities for the BlackRock Fund. Both Funds employ somewhat similar strategies in achieving their respective objectives; however, the PNC Fund has a policy under which it invests at least 65% of its total assets in equities of U.S. companies, while the BlackRock Fund has a policy under which it invests at least 80% of its net assets in equity securities of large capitalization companies selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Both Funds emphasize a mix of growth-oriented and value-oriented investments. The PNC Fund and the BlackRock Fund allow investments in securities in foreign issuers directly or through investments in ADRs; however, the PNC Fund may not hold more than 25% of its net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs, while the BlackRock Fund has no such limit in its investments in ADRs. Both Funds can invest in investment grade convertible securities; however, the PNC Fund may hold up to 10% of its total assets in convertible securities that are rated Baa/BBB by Moody’s or S&P, respectively, or below at the time of investment. Both Funds may invest in other investment companies including ETFs. Both Funds may engage in temporary defensive measures and engage in securities lending. The BlackRock Fund may engage in derivative transactions, while the PNC Fund does not engage in derivative transactions.

     Investment Objectives. The investment objective of the PNC Fund is long-term capital growth, with income as a secondary goal. The BlackRock Fund’s investment objective is to seek long-term capital growth. Each Fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the respective Fund’s shareholders.

     Principal Investment Strategies. Under normal market conditions, the PNC Fund invests primarily in common stocks of large-cap companies. PNC Capital considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion. As defined by Morningstar, large cap companies are those that account for the top 70% of the cumulative market capitalizations of their style zone. The average dollar-weighted market cap of the PNC Fund’s holdings as of June 30, 2008 was $75.446 billion. Under normal circumstances, the PNC Fund invests at least 65% of its total assets in equities of U.S. companies. The PNC Fund primarily favors large-cap stocks of any economic sector. In managing the PNC Fund, PNC Capital chooses stocks using a blend of growth and value strategies. PNC Capital looks for companies that appear to have above-average prospects for growth and whose stocks are currently selling at an attractive price relative to other measures of worth. PNC Capital also looks for a history of growth of sales, earnings and dividends.

     PNC Capital uses a disciplined buy/sell process that typically combines quantitative and qualitative analysis. PNC Capital typically analyzes company financial statements as well as industry and economic trends. It also seeks to develop an understanding of a company’s products and management. Based on the resulting data and observations, the PNC Fund establishes a target value for a stock. Reasons for the PNC Fund to sell a stock include an actual or anticipated weakening of a company’s fundamentals or outlook, when the stock reaches a target price, or when PNC Capital believes that further price rises are not on the horizon.

     The PNC Fund may hold equities, including common and preferred stock of U.S. and foreign companies. The PNC Fund may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”) (collectively, “Depositary Receipts”). The PNC Fund, however, may not hold more than 25% of its net assets in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs. The PNC Fund also may participate in repurchase agreements.

     The PNC Fund may hold convertible securities of any credit rating; however, it may not hold more than 10% of its total assets in convertible securities that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), respectively, or below at the time of investment.

     To earn additional income, the PNC Fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

     As a temporary defensive investment, the PNC Fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the Fund avoid losses, it would mean the Fund was not pursuing its investment objective, and could hurt performance by causing the Fund to miss participating in favorable market trends.

     The BlackRock Fund invests primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. The Fund emphasizes a mix of growth-oriented and value-oriented investments. Under normal circumstances, the BlackRock Fund invests at least 80% of its assets in equity securities of large capitalization companies selected from among those that are, at the time of purchase, included in the Russell 1000® Index. For this purpose, assets include any borrowings for investment purposes. The Fund invests primarily in equity securities that BlackRock Advisors believes are undervalued or show good prospects for earnings growth. The BlackRock Fund uses a blend of growth and value.

     BlackRock Advisors uses a proprietary multi-factor quantitative model to look for companies within the Russell 1000® Index that, in BlackRock Advisors’ opinion, are consistent with the investment objective of the BlackRock Fund. Factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. Because the Fund generally will not hold all the stocks in its applicable index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the relevant benchmark, however, BlackRock Advisors reviews potential investments using certain criteria that are based on the securities in the relevant index, including (i) relative price to earnings and price to book ratios; (ii) stability and quality of earnings; (iii) earnings momentum and growth; (iv) weighted median market capitalization of the Fund’s portfolio; (v) allocation among the economic sectors of the Fund’s portfolio as compared to the applicable index; and (vi) weighted individual stocks within the applicable index.

     The BlackRock Fund also may invest in securities of foreign issuers that are represented by ADRs. The Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The Fund may use derivative instruments to hedge its investments and may invest in other investment companies, including exchange traded funds (“ETFs”).

     The BlackRock Fund may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Fund may invest.

     As a temporary measure for defensive purposes, the BlackRock Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances.

     The Combined Fund’s principal investment strategies will be those of the BlackRock Fund.

     For additional information on risks, see “Comparison of the PNC Fund and the BlackRock Fund—Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

     Assuming shareholders of the PNC Fund approve the proposed Reorganization, all of the assets and certain stated liabilities of the PNC Fund will be combined with those of the BlackRock Fund and PNC Fund shareholders will receive either Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that shareholders own immediately prior to the Reorganization, and Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

Fee Table of the PNC Fund, BlackRock Fund and the
Pro Forma Combined Fund as of April 30, 2008 (unaudited)

     The fee table below provides information about the fees and expenses attributable to the Class A, Class C and Institutional shares of the PNC Fund, the Investor A and Institutional shares of the BlackRock Fund and, assuming the Reorganization had taken place on April 30, 2008, the estimated pro forma fees and expenses attributable to the Investor A and Institutional shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of August 15, 2008, see “Other Information — Capitalization.”

					Pro Forma Combined
					BlackRock Fund
	PNC Fund		BlackRock Fund		Investor A
	Class A		Investor A(1)(2)		Shares(1)(2)(3)

Shareholder Fees (fees paid directly from a
shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	4.75%		5.25	%(4)	5.25	%(4)
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)	None	(5)	None	(5)	None	(5)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted
from Fund assets):
Management Fees	0.60%		0.46	%(6)	0.46	%(6)
Distribution and/or Service (12b-1) Fees	0.50%		0.25%		0.25%
Other Expenses (including administration, if applicable, and
transfer agency fees)	0.28	%(7)	0.50	%(7)(8)	0.50	%(7)(8)
Acquired Fund Fees and Expenses	—		—	(9)	—	(9)
Total Annual Fund Operating Expenses	1.38%		1.21%		1.21%

Fee Waiver and/or Expense Reimbursement	—		—		—
Net Total Annual Fund Operating Expenses	1.38	%(10)	1.21	%(11)	1.21	%(11)

					Pro Forma Combined
					BlackRock Fund
	PNC Fund		BlackRock Fund		Investor A
	Class C		Investor A(1)(2)		Shares(1)(2)(3)

Shareholder Fees (fees paid directly from a
shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	None		5.25	%(4)	5.25	%(4)
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)	1.00%		None	(5)	None	(5)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted
from Fund assets):
Management Fees	0.60%		0.46	%(6)	0.46	%(6)
Distribution and/or Service (12b-1) Fees	1.00%		0.25%		0.25%
Other Expenses (including administration, if applicable, and
transfer agency fees)	0.28	%(7)	0.50	%(7)(8)	0.50	%(7)(8)
Acquired Fund Fees and Expenses	—		—	(9)	—	(9)
Total Annual Fund Operating Expenses	1.88%		1.21%		1.21%

Fee Waiver and/or Expense Reimbursement	—		—		—
Net Total Annual Fund Operating Expenses	1.88	%(10)	1.21	%(11)	1.21	%(11)

(footnotes appear on next page)

			BlackRock		Pro Forma Combined
	PNC Fund		Fund		BlackRock Fund
	Institutional		Institutional		Institutional
	Class		Shares(1)(2)		Shares(1)(2)(3)

Shareholder Fees (fees paid directly from a
shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases
(as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original
purchase price or redemption proceeds, whichever is lower)	None		None		None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted
from Fund assets):
Management Fees	0.60%		0.46	%(6)	0.46	%(6)
Distribution and/or Service (12b-1) Fees	None		None		None
Other Expenses (including administration, if applicable, and
transfer agency fees)	0.28	%(7)	0.38	%(7)(8)	0.37	%(7)(8)
Acquired Fund Fees and Expenses	—		—	(9)	—	(9)
Total Annual Fund Operating Expenses	0.88	%(10)	0.84%		0.83%

(1)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), formerly known as PFPC Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer an $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the BlackRock Fund Prospectus.

(2)	The fees and expenses include the expenses of both the BlackRock Fund and the Master Portfolio in which it invests.

(3)	Assumes the Reorganization had taken place on April 30, 2008.

(4)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares” in the BlackRock Fund Prospectus.

(5)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within twelve months on the PNC Fund and eighteen months on the BlackRock Fund.

(6)	Management fees are paid by the Portfolio.

(7)	PNC GIS, an affiliate of BlackRock Advisors, provides transfer agency services to the Funds. The Funds pay a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the BlackRock Fund and the Master Portfolio. The BlackRock Fund and Master Portfolio reimburses BlackRock Advisors or its affiliates for these services.

(8)	Includes administration fees, which are payable to BlackRock Advisors as the BlackRock Fund’s administrator by the BlackRock Fund at the annual rate of 0.25% of the BlackRock Fund’s average daily net assets.

(9)	Acquired Fund Fees and Expenses of the Master Portfolio in which the Fund invests were less than 0.01%.

(10)	As a result of voluntary waivers and expense reimbursements, the Net Total Annual Fund Operating Expenses of Class A, Class C and Institutional shares of the PNC Fund are expected to be 1.28%, 1.78% and 0.78%, respectively. The waivers and reimbursements may be terminated at any time at the option of the investment adviser.

(11)	Effective September 24, 2007, BlackRock Advisors, LLC has contractually agreed to waive and/or reimburse fees and/or expenses with respect to the BlackRock Fund in order to limit expenses (excluding interest expense, acquired fund fees and expenses and certain other expenses) as a percentage of average daily net assets allocated to each class as follows: 1.11% (for Investor A Shares) of average daily net assets until October 31, 2008 and thereafter unless BlackRock Advisors notifies the BlackRock Fund of the termination of the waiver and/or expense reimbursement agreement or unless the agreement is terminated by a vote of the BlackRock Fund Board.

EXAMPLES:

     These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class A	$609	$891	$1,194	$2,054
BlackRock Fund Investor A*#	$642	$889	$1,155	$1,914
Pro Forma Combined Fund
Investor A Shares*#†	$642	$889	$1,155	$1,914

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class C	$291	$591	$1,016	$2,201
BlackRock Fund Investor A*#	$642	$889	$1,155	$1,914
Pro Forma Combined Fund
Investor A Shares*#†	$642	$889	$1,155	$1,914

	1 Year	3 Years	5 Years	10 Years

PNC Fund Institutional Shares	$ 90	$281	$ 488	$1,084
BlackRock Fund Institutional Shares#	$ 86	$268	$ 466	$1,037
Pro Forma Combined Fund
Institutional Shares#†	$ 85	$265	$ 460	$1,025

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class A	$609	$891	$1,194	$2,054
BlackRock Fund Investor A*#	$642	$889	$1,155	$1,914
Pro Forma Combined Fund
Investor A Shares*#†	$642	$889	$1,155	$1,914

	1 Year	3 Years	5 Years	10 Years

PNC Fund Class C	$191	$591	$1,016	$2,201
BlackRock Fund Investor A*#	$642	$889	$1,155	$1,914
Pro Forma Combined Fund
Investor A Shares*#†	$642	$889	$1,155	$1,914

	1 Year	3 Years	5 Years	10 Years

PNC Fund Institutional Shares	$ 90	$281	$ 488	$1,084
BlackRock Fund Institutional Shares#	$ 86	$268	$ 466	$1,037
Pro Forma Combined Fund
Institutional Shares#†	$ 85	$265	$ 460	$1,025

* These expenses do not reflect the contractual waiver described in note (11) to the Fees and Expenses tables. This arrangement has a one year term and is renewable.

# Include the expenses of both the BlackRock Fund and the Master Portfolio in which it invests.

† Assumes the Reorganization had taken place on April 30, 2008.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the PNC Fund, the BlackRock Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the PNC Fund, PNC Bank, and the BlackRock Fund will receive an opinion from Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the BlackRock Fund, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the PNC Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the PNC Fund’s taxable year) by the PNC Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any gains will be distributed to the PNC Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the PNC Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange and Redemption

PNC Fund

     Purchases. The PNC Fund publicly offers its shares on a continuous basis. Class A, Class C and Institutional shares of the PNC Fund can be purchased or redeemed through orders placed with its distributor, PNC Distributor, and its intermediaries. Shareholders of the PNC Fund may purchase or redeem their shares at the net asset value (or “NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Class A and Class C shares generally can be made by a minimum purchase amount of $1,000. Institutional shares can be purchased either: (i) from the trust or banking departments of PNC Bank or PNC Bank, Delaware, another financial intermediary that has entered into an agreement with PNC Distributor to sell shares; (ii) directly from the PNC Fund through an investment of $1 million or more with the PNC Fund; or (iii) if you had an Institutional Class share account directly with the PNC Fund on September 30, 2002. Class A shares are purchased at NAV, and adjusted for the applicable sales charges, while Class C and Institutional shares are purchased at NAV. Institutional shares are redeemed at NAV, while Class A and Class C shares are redeemed at NAV, and adjusted for any applicable sales charges. Class A shares do not have a CDSC, except there is a CDSC of 1.00% for an investment of $1 million or more and the redemption is made one year after the investment. Class C shares have a CDSC of 1.00% if shares are redeemed within one year.

     Redemptions. The PNC Fund does not charge a redemption fee. PNC Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the PNC mutual fund complex, provided that the share class and fund is available and open to new investors, and as long as those shares may be legally sold in the investor’s state. There is a minimum required amount for exchanges of PNC Fund Class A and Class C shares of $1,000, if opening a new account (or $100 if adding to a an existing account) and $500 for Institutional shares, if opening a new account (with no minimum if adding to an existing account). Shares to be exchanged at the price based on the respective net asset value. Accounts with Class A and Class C shares of less than $1,000 as a result of withdrawals and less than $500 of Institutional shares can be closed.

     Exchanging Shares. PNC Fund shareholders can exchange some or all of their shares of the PNC Fund for the same class of shares in any other PNC fund, as long as those shares may legally be sold in your state.

     In general, there are no sales charges when shareholders exchange from one fund to another. One exception is with Class A shares when you are exchanging from a money market fund into a stock or bond fund. Unless a shareholder is eligible for a sales charge waiver, shareholders will be charged the sales charge on the fund into which they are exchanging. Note that once shareholders have paid a sales charge, they will be given credit for having paid that charge in all future exchanges of the money involved.

BlackRock Fund

     Purchases. The BlackRock Fund publicly offers its shares on a continuous basis. Investor A and Institutional shares may be purchased or redeemed through orders placed with its distributor, BDI and FAMD, or their intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be purchased or redeemed through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may purchase or redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A shares generally can be made by a minimum purchase amount of $1,000. Institutional shares be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with either FAMD or BDI; (viii) holders of certain Merrill Lynch & Co., Inc. (“Merrill Lynch”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and (ix) employees and directors/trustees of BlackRock, BlackRock funds, Merrill Lynch, PNC or their affiliates. Institutional shares are purchased at NAV. Investor A shares are purchased at NAV, and adjusted for the applicable sales charge. Institutional shares are redeemed at NAV, while Investor A shares are redeemed at NAV, and adjusted for any applicable sales charges. Investor A shares generally do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment.

     Redemptions. The BlackRock Fund does not charge a redemption fee. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A shares of $1,000 and none for Institutional shares. Shares are exchanged at the respective net asset values. Accounts with Investor A shares of less than $500, as a result of withdrawals, can be closed, while accounts with Institutional shares can be closed for failure to keep the minimum required initial investment.

     Exchanging Shares. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

Principal Investment Risks

Comparison of the Funds

     Because of their similar investment policies, many of the risks associated with an investment in the BlackRock Fund are substantially similar to those associated with an investment in the PNC Fund. Such primary investment risks for both Funds include market risk, selection or management risk and investment style risk. Primary investment risks for the PNC Fund also include equity risk, sector risk, securities lending risk, foreign investment risk and convertible securities risk. The BlackRock Fund is also subject to derivatives risk, the risks associated with when issued and delayed delivery securities and forward commitments, borrowing and leverage risk, securities lending risk, depositary receipts risk, foreign markets risk and risks of investing in other investment companies.

     You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the PNC Fund and the BlackRock Fund.

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the PNC Fund shareholders could lose money. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Risks of the PNC Fund

     The main risks of investing in the PNC Fund are stock market risk, equity risk, style risk, sector risk, management risk, foreign investment risk, convertible securities risk, securities lending risk and defensive strategies risk. A comparison of the principal investment risks of the Funds is included above.

     Stock Market Risk — The value of equity securities fluctuates in response to issuer, political, market and economic developments that can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Different parts of the market and different types of equity securities can react differently to these developments. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, declining product demand and other business risks. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the Fund makes and the Fund may not be able to get attractive prices for them.

     Equity Risk — Equity securities consist of common stock, preferred stock and securities convertible into common stock. In the event of liquidation, common stockholders have rights to a company’s assets only after the obligations to bondholders, other debt holders, and preferred stockholders have been satisfied. Securities convertible into common stock are susceptible to debt risk until converted to common stock.

     Style Risk — The Fund invests in both growth and value stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stock. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. If PNC Capital overestimates the value or return potential of one or more common stocks, the Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

     Sector Risk — To the extent that the Fund emphasizes particular market sectors, such as technology, it is more sensitive to the risks of those sectors. Stocks of technology companies in particular may be highly volatile, owing to factors such as rapid product obsolescence, intense competition, and changes in government regulation. Technology stocks may experience significant rises or falls caused by disproportionate shareholder optimism or pessimism.

     Management Risk — The Fund’s portfolio managers may implement its investment strategy in a way that does not produce the intended result. For example, poor security selection may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

     Foreign Investment Risk — Foreign investments involve certain special risks. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. There generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the United States. In addition, foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the United States. Foreign investments are subject to fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent shareholder protection and disclosure standards of some foreign markets. As a result, foreign investments can be more volatile and potentially less liquid than U.S. investments.

     Convertible Securities Risk — Investments in convertible securities (debt securities that convert to stock when stated conditions are reached) may fall in value if interest rates rise or if the credit or stock price of the issuer declines. Lower credit quality securities tend to be more volatile, may fall substantially during hard economic times, and carry a greater risk of default.

     Securities Lending Risk — To earn additional income, the Fund may lend portfolio securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

     Defensive Strategies — As a temporary defensive investment, the Fund could shift up to 100% of assets into cash (which earns no income), money market instruments, or other investments that are not part of its main strategy. Although a defensive strategy may help the Fund avoid losses, it would mean the Fund was not pursuing its investment objective, and could hurt performance by causing the Fund to miss participating in favorable market trends.

Risks of the BlackRock Fund

     The main risks of investing in the BlackRock Fund are market risk and selection risk. The BlackRock Fund may also be subject to certain other risks associated with its investment strategies, including foreign securities risk, depository receipt risk, borrowing and leverage risk, and the risks associated with derivatives, securities lending, standby commitment agreements, when issued and delayed delivery securities and forward commitments, and investment in other investment companies. A comparison of the principal investment risks of the Funds is included above.

     The following are the main risks involved in an investment in the BlackRock Fund:

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

     The following are the other risks involved in an investment in the BlackRock Fund:

     Derivatives Risk — The Fund may use derivative instruments to hedge its investments. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

     Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

     Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

     When Issued and Delayed Delivery Securities and Forward Commitments — The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

     Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

     Securities Lending Risk — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

     Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world)

each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

     Foreign Market Risks — The Fund may invest in companies located in countries other than the United States. This may expose the Fund to risks associated with foreign investments.

  The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions

  Foreign holdings may be adversely affected by foreign government action

  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

  The economies of certain countries may compare unfavorably with the U.S. economy

  Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult

     Investment in Other Investment Companies Risk — The Fund may invest in other investment companies, including ETFs. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

COMPARISON OF THE PNC FUND
AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

     PNC Fund. The PNC Fund’s investment objective is long-term capital growth, with income as a secondary goal. The PNC Fund’s investment objective is “fundamental,” which means that it may not be changed without the approval of a majority of the PNC Fund’s shareholders.

     Under normal circumstances, the PNC Fund invests at least 65% of total assets in equities of U.S. companies. The Fund’s principal investment strategies include:

  Under normal market conditions, investing primarily in common stocks of large-cap companies. The adviser considers a large-cap company to be a company with a relatively large market capitalization with a minimum cap of $10 billion.

  Under normal market conditions, investing at least 65% of its total assets in equities (common and preferred stocks, and securities convertible into common stock) of U.S. companies.

  Investing in companies that it believes have above-average prospects for growth.

  Investing in securities of domestic and foreign issuers.

  Using a disciplined buy/sell process that typically combines quantitative and qualitative analysis

     In managing the PNC Fund, PNC Capital chooses stocks using a blend of growth and value strategies. PNC Capital looks for companies that appear to have above-average prospects for growth and whose stocks are currently selling at an attractive price relative to other measures of worth. PNC Capital also looks for a history of growth of sales, earnings and dividends.

     PNC Capital, the PNC Fund’s investment adviser, uses a disciplined buy/sell process that typically combines quantitative and qualitative analysis. PNC Capital typically analyzes company financial statements as well as industry and economic trends. It also seeks to develop an understanding of a company’s products and management. Based on the resulting data and observations, the Fund establishes a target value for a stock. Reasons for the Fund to sell a stock include an actual or anticipated weakening of a company’s fundamentals or outlook, when the stock reaches a target price, or when the adviser believes that further price rises are not on the horizon.

Principal types of securities the Fund may hold include:

  Equities, including common and preferred stock of U.S. and foreign companies;

  EDRs, GDRs and sponsored ADRs;

  Convertible securities of any credit rating (convertible into common stock); and

  Repurchase agreements.

     No more than 25% of the Fund’s net assets may be invested in equity securities of foreign companies, including investments through EDRs, GDRs and sponsored ADRs. No more than 10% of the Fund’s total assets may be invested in convertible securities that are rated BBB/Baa or below at the time of investment.

     The PNC Fund measures its performance against the S&P 500 Index®, which is an unmanaged index comprised of 500 widely held common U.S. stocks.

     The PNC Fund has the ability to utilize other non-principal strategies. Under normal circumstances, the PNC Fund can invest up to 25% of its net assets in debt securities, including foreign debt securities. The PNC Fund may invest in securities issued or guaranteed by the U.S. government, as well as in obligations issued or guaranteed by U.S. government agencies and instrumentalities; variable and floating rate instruments; municipal obligations; standby commitments; repurchase agreements; reverse repurchase agreements; when-issued purchases and forward commitments; other investment companies (including ETFs); foreign currency exchange contracts; and invest up to 15% of its net assets in illiquid securities. The Fund may lend its portfolio securities.

     BlackRock Fund. The investment objective of the BlackRock Fund is long-term capital growth. The BlackRock Fund’s investment objective is “fundamental”, which means that it may not be changed without the approval of a majority of the BlackRock Fund’s shareholders.

     The Fund invests primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies selected from among those that are, at the time of purchase, included in the Russell 1000® Index.

     The Fund seeks to outperform the Russell 1000® Index by investing in equity securities that the Fund’s investment adviser believes are undervalued or show good prospects for earnings growth. In selecting securities for the Fund’s portfolio from its benchmark universe, the Fund’s investment adviser uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

     Because the Fund generally will not hold all the stocks in its applicable index, and because the Fund’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Fund is not an “index” fund. In seeking to outperform the relevant benchmark, however, the Fund’s investment adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:

  Relative price to earnings and price to book ratios

  Stability and quality of earnings

  Earnings momentum and growth

  Weighted median market capitalization of the Fund’s portfolio
  Allocation among the economic sectors of the Fund’s portfolio as compared to the applicable index

  Weighted individual stocks within the applicable index

     In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund also may invest in securities of foreign issuers that are represented by ADRs, may lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The Fund may invest in investment grade convertible securities, preferred stock, illiquid securities and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government) and there are no restrictions on the maturity of the debt securities in which the Fund may invest. The Fund may use derivatives to hedge its investments. The Fund also may invest in other investment companies, including ETFs.

     The Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in the Master Portfolio of the Master LLC, which has the same investment objective and strategies as the Fund. All investments will be made at the level of the Master Portfolio and investment advisory arrangements are made at the Master LLC level. Therefore, the Fund’s investment results will correspond directly to the investment results of the Master Portfolio. In the Reorganization, the assets acquired by the Fund from the PNC Fund will be contributed to the Master Portfolio in exchange for interests in the Master Portfolio.

     Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the BlackRock Fund.

Main Differences in Investment Strategies

     The primary investment objectives of the PNC Fund and the BlackRock Fund are identical, since both Funds seek long-term capital growth. The PNC Fund seeks income as a secondary goal; however, current income from dividends and interest is not an important consideration in selecting portfolio securities for the BlackRock Fund. Both Funds employ somewhat similar strategies in achieving their respective objectives; however, the PNC Fund has a policy under which it invests at least 65% of its total assets in equities of U.S. companies, while the BlackRock Fund has a policy under which it invests at least 80% of its net assets in equity securities of large capitalization companies selected from among those that are, at the time of purchase, included in the Russell 1000® Index. Both Funds allow investments in securities in foreign issuers directly or through Depository Receipts; however, the PNC Fund may not hold more than 25% of its net assets in equity securities of foreign companies, including investments through GDRs, EDRs and sponsored ADRs, while the BlackRock Fund has no such limit on its investments in ADRs other than the Fund’s 80% policy discussed above. Both Funds can invest in convertible securities. The PNC Fund, however, may not hold more than 10% of its total assets in convertible securities that are rated Baa/BBB by Moody’s or S&P, respectively, or below at the time of investment, while the BlackRock Fund has no such limit but is limited to holding investment grade convertible securities. Both Funds may engage in temporary defensive measures and engage in securities lending. Both Funds may invest in other investment companies, including ETFs. The BlackRock Fund may engage in derivative transactions, while the PNC Fund does not engage in derivative transactions. In addition, the BlackRock Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in the Master Portfolio, which has the same investment objective and investment strategies as the BlackRock Fund.

Fundamental Investment Restrictions

     The fundamental investment restrictions of the PNC Fund and the BlackRock Fund are listed in Appendix A and cannot be changed without shareholder approval. Both Funds have similar restrictions (and exclusions) on purchasing and selling real estate, purchasing securities of companies for exercising control, acting as an underwriter of securities, investing in a manner that would cause a fund to become non-diversified, issuing senior securities, purchasing and selling commodities and commodity contracts or making loans. While each Fund has restrictions on investing more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities), the PNC Fund also excepts obligations of any state, territory or possession of the U.S. or any of their authorities, instrumentalities or political subdivisions and repurchase agreements. The PNC Fund also states that wholly-owned finance companies to be in the industries of their parents if their activities are related to the financing of the parents’ activities and that utilities are classified based on their services. Neither Fund can borrow money, except the BlackRock Fund may borrow from banks up to 33 1/3% (and borrow an additional 5% for temporary purposes) of its total assets, while the PNC Fund can borrow up to 10% of its total assets.

     The PNC Fund has fundamental investment restrictions prohibiting the Fund from (i) writing or selling put options, call options, straddles, spreads, or any combination thereof, except that the Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts; (2) purchasing securities on margin, making short sales of securities, or maintaining a short position, except that (a) this investment limitation does not apply to transactions in options, futures contracts and related options, if any and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The BlackRock Fund has no such fundamental investment restrictions.

     If the shareholders of the PNC Fund approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the investment restrictions of the BlackRock Fund.

Performance History

     The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years or the life of the Fund, if shorter, and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the PNC Fund, please refer to the PNC Fund Prospectus and the PNC Fund Annual Report. For more information concerning the performance of the BlackRock Fund, please refer to the BlackRock Fund Prospectus, the BlackRock Fund Annual Report and the BlackRock Fund Semi-Annual Report. Management’s discussion of Fund performance for the BlackRock Fund is incorporated by reference from the BlackRock Annual Report. The returns for the BlackRock Fund would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

Calendar Year Total Returns, as of 12/31 each year for
Investor A Shares of the BlackRock Large Cap Core Fund

Best Quarter: 15.65% (1st Quarter 2000)
Worst Quarter: –15.75% (3rd Quarter 2002)
Year to Date Return as of June 30, 2008: –14.99%

BlackRock Large Cap Core Fund
Average Annual Total Return
For The Period Ended December 31, 2007

			Since
	1 Year	5 Years	Inception(a)

Investor A Shares
Return Before Taxes(b)	–0.65%	13.98%	5.67%
Return After Taxes on Distributions(b)	–2.44%	13.14%	5.18%
Return After Taxes on Distributions and
Sale of Fund Shares(b)	1.46%	12.13%	4.85%
Institutional Shares(c)—Return Before Taxes(b)	5.18%	15.52%	6.66%
Russell 1000® Index(d)	5.77%	13.43%	2.45%(e)

(a)	Fund inception date is December 22, 1999.

(b)	Includes all applicable fees and charges.

(c)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional shares would be lower.

(d)	The Russell 1000® Index is an unmanaged broad-based Index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization in the Russell 3000® Index. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(e)	Since December 22, 1999.

Calendar Year Total Returns, as of 12/31 each year for
Institutional Shares of the PNC Growth & Income Fund

Best Quarter: 22.18% (4th Quarter 1998)
Worst Quarter: –13.52% (1st Quarter 2001)
Year to Date Return as of June 30, 2008: –13.48%

PNC Growth & Income Fund
Average Annual Total Return
For The Period Ended December 31, 2007

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	–4.52%	8.33%	4.48%
Class C Shares—Return Before Taxes	–5.00%	7.78%	3.96%
Institutional Shares
Return Before Taxes	–4.11%	8.85%	4.99%
Return After Taxes on Distributions(a)	–6.78%	7.39%	3.40%
Return After Taxes on Distributions and
Sale of Fund Shares(b)	0.06%	7.54%	3.91%
S&P 500 Index(c)	5.50%	12.83%	5.91%

(a)	Assumes shares are still held.

(b)	Assumes shares were sold at the end of the period.

(c)	The S&P 500 Index is an unmanaged broad-based Index that measures the performance of 500 widely held common U.S. stocks. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The accounting survivor of the Reorganization will be the BlackRock Fund. As such, the Combined Fund will continue the performance history of the BlackRock Fund after the closing of the Reorganization.

Management of the Funds

     PNC Fund. PNC Capital is a wholly-owned subsidiary of PNC Bank, which, in turn, is wholly-owned by PNC. PNC Capital’s principal office is located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of May 31, 2008, PNC Capital had approximately $13 billion of assets under management.

     The PNC Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manager has designated research and sector coverage responsibilities and has joint authority over the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities. Kevin A. McCreadie, CFA, is the lead portfolio manager and Daniel G. Lysik, CFA, is the co-portfolio manager for the Fund. Mr. McCreadie is solely responsible for determining the Fund’s sector allocation. He is the President and Chief Investment Officer of PNC Capital. He joined PNC Capital in 2002. Prior to 2002, he was a Partner at Brown Investment Advisory & Trust Company. He has managed the Fund since 2005. Mr. Lysik is a Senior Vice President and Managing Director of PNC Capital. He joined PNC Capital in November 2005. Prior to joining PNC Capital, he was a Partner (2002-2005) and Principal (1997-2002) at Brown Investment Advisory & Trust Company. He has co-managed the Fund since November 2006.

     PNC Capital provides investment advisory services to the PNC Fund pursuant to an investment advisory agreement (the “PNC Capital Advisory Agreement”). Pursuant to the PNC Capital Advisory Agreement, PNC Capital receives for its services to the PNC Fund monthly compensation at the annual rate of 0.60% of the first $1 billion of the Fund’s average daily net assets, plus 0.40% of average daily net assets in excess of $1 billion.

     The PNC Fund’s annual reports for the fiscal years ended May 31, 2007 and May 31, 2006 provide a discussion regarding the basis for the PNC Fund Board’s approval of the advisory agreement with PNC Capital.

     The PNC Capital Advisory Agreement generally provides that, subject to the supervision of the PNC Fund Board, PNC Capital will (a) act as investment adviser for the PNC Fund and (b) provide a continuous investment program for the PNC Fund, including investment research and management with respect to all securities, investments, and cash equivalents in the PNC Fund. PNC Capital shall select brokers and dealers for any purchase or sale of assets of the PNC Fund and use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors it deems relevant.

     Under the PNC Capital Advisory Agreement, PNC Capital will comply with (i) the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable rules and regulations of the SEC and (ii) any other applicable provision of law.

     The PNC Capital Advisory Agreement provides that PNC Capital may, to the extent permitted by applicable law, appoint one or more sub-advisers to perform investment advisory services with respect to the PNC Fund.

     Under the PNC Capital Advisory Agreement, PNC Capital shall remit to the Fund the amount of any recovery it obtains for the benefit of the Fund from any person or sub-adviser whom it has employed or with whom it has contracted, for the acts and omissions of such person or sub-adviser. The Fund agrees that PNC Capital and such other sub-advisers shall not be liable for any alleged or actual error of judgment or mistake of law or for any alleged or actual loss suffered by the Fund or the Corporation and the Fund and the Corporation agree to indemnify and hold harmless PNC Capital and such other sub-advisers against and from any claims, liabilities, actions, suits, proceedings, judgments or damages (and expenses as and when incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys fees) arising out of any such alleged or actual error of judgment or mistake of law or loss; provided, however, that nothing in the PNC Capital Advisory Agreement shall be deemed to protect or purport to protect PNC Capital or any such sub-adviser against any liability to any fund or to its shareholders to which PNC Capital or they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder, or by reason of reckless disregard of the obligations and duties thereunder; and provided further, that this sentence shall not inure to the benefit of any person or sub-adviser (or others who may assist any such person or sub-adviser) whom PNC Capital has employed.

     BlackRock Fund. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the Master Portfolio’s investments and its business operations subject to the oversight of the BlackRock Fund Board and the Board of Directors of the Master LLC, which consists of the same Directors. The BlackRock Fund invests all of its assets in the Master Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Portfolio level. While BlackRock Advisors is ultimately responsible for the management of the Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc.

     The Master LLC, on behalf of the Master Portfolio, has entered into an investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, pursuant to which BlackRock Advisors receives for its services to the Master Portfolio monthly compensation at the annual rate of 0.50% of the Master Portfolio’s average daily net assets not exceeding $1 billion, 0.45% of the Master Portfolio’s average daily net assets in excess of $1 billion but not exceeding $5 billion, and 0.40% of the Master Portfolio’s average daily net assets in excess of $5 billion.

     The Master Portfolio is supported by a team of investment professionals who are responsible for investment research and selection. The lead members of this team are Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the Master Portfolio’s portfolio.

     Robert C. Doll, Jr., CFA, has been the Master Portfolio’s portfolio manager since inception. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P., from 2001 to 2006. He was President and a member of the Boards of Directors/Trustees of the funds advised by MLIM and its affiliates from 2005 to 2006.

     Daniel Hanson, CFA, is a Director of BlackRock, Inc. which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of the Master Portfolio since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

     The Advisory Agreement generally provides that, subject to the oversight of the BlackRock Fund Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Master Portfolio’s assets, (b) supervise continuously the investment of the Master Portfolio, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Master Portfolio; and (d) provide investment research to the Master Portfolio. BlackRock Advisors will provide the services in accordance with the Master Portfolio’s investment objective, policies and restrictions as stated in its registration statement and the resolutions of the BlackRock Fund Board.

     Under the Advisory Agreement, BlackRock Advisors will comply with (i) the provisions of the Investment Company Act and the Advisers Act and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Master LLC’s organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Advisory Agreement provides that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Master Portfolio.

     Under the Advisory Agreement, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Master Portfolio in connection with the performance of the Advisory Agreement. Under the Advisory Agreement, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement is terminable as to the Master Portfolio by vote of the BlackRock Fund Board or by the holders of a majority of the outstanding voting securities of the BlackRock Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to the Master Portfolio on 60 days’ written notice to the Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     Sub-Adviser. BlackRock Advisors has a sub-advisory agreement with the Sub-Adviser (“Sub-Advisory Agreement”), an affiliate of BlackRock Advisors. The Sub-Adviser is responsible for the day-to-day management of the Master Portfolio’s portfolio. The Sub-Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The sub-advisory fee is paid by BlackRock Advisors to the Sub-Adviser out of its advisory fee and is not paid by the Master Portfolio.

     The Sub-Adviser will supervise the day-to-day operations of the Master Portfolio and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Master Portfolio as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Master Portfolio; (ii) arrange for the purchase and sale of securities of the Master Portfolio; (iii) provide investment research and credit analysis concerning the Master Portfolio’s investments; (iv) assist BlackRock Advisors in determining what portion of the Master Portfolio’s assets will be invested in cash, cash equivalents and money market instruments; (v) place orders for all purchases and sales of the investments made for the Master Portfolio; and (vi) maintain the books and records as are required to support Master Portfolio operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors).

     Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Master Portfolio or BlackRock Advisors in connection with the performance of the Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Sub-Adviser is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreement is terminable as to the Master Portfolio by vote of the BlackRock Fund Board or by the holders of a majority of the outstanding voting securities of the BlackRock Fund, at any time without penalty, on 60 days’ written notice to the Sub-Adviser. The Sub-Adviser may also terminate its sub-advisory relationship with respect to the Master Portfolio on 60 days’ written notice to the Master Portfolio.

     A discussion of the BlackRock Fund Board’s approval of the Master Portfolio’s Advisory Agreement with BlackRock Advisors and the Sub-Advisory Agreement between BlackRock Advisors and the Sub-Adviser is included in the BlackRock Fund’s annual shareholder report for the fiscal year ended October 31, 2006.

     Combined Fund. If the shareholders of the PNC Fund approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the Advisory Agreement, the major elements of which are described above. The Sub-Adviser will continue to act as the sub-adviser for the Combined Fund pursuant to the Sub-Advisory Agreement, the major elements of which are described above. The Combined Fund will be managed by Messrs. Doll and Hanson.

Administration Agreements

     PNC Fund. PNC Capital, as assignee, serves as the PNC Corporation’s administrator pursuant to an Administration Agreement dated as of May 28, 1993 and amended through May 13, 2008 between the PNC Corporation and a predecessor of PNC Capital (the “PNC Administration

Agreement”) and generally assists in all aspects of the PNC Corporation’s operation and administration. PNC Capital has agreed to maintain office facilities for the PNC Corporation, prepare reports to shareholders, coordinate federal and state returns, furnish the PNC Corporation with statistical and research data, clerical and certain other services required by the PNC Corporation, assist in updating the Corporation’s Registration Statement for filing with the SEC, and perform other administrative functions.

     Pursuant to the PNC Administration Agreement, PNC Capital may delegate some or all of its obligations under the Agreement to another party, in which case PNC Capital will be responsible for all compensation payable to such party and will remain liable to the PNC Corporation for such party’s performance of such delegated obligations. PNC Capital has entered into a Sub-Administration Agreement with PNC GIS, a subsidiary of PNC, to serve as the sub-administrator for the PNC Fund. PNC GIS is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

     The Administration Agreement provides that PNC Capital shall not be liable for acts or omissions that do not constitute willful misfeasance, bad faith or gross negligence on the part of PNC Capital, or reckless disregard by PNC Capital of its duties under the PNC Administration Agreement.

     In its capacity as administrator, PNC Capital is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of 0.125% of the average daily net assets of the PNC Fund.

     BlackRock Fund. BlackRock Advisors provides administrative services to the BlackRock Fund pursuant to an administration agreement between BlackRock Advisors and the BlackRock Corporation, on behalf of the BlackRock Fund (the “BlackRock Administration Agreement”). Under the BlackRock Administration Agreement, BlackRock Advisors provides certain administrative services to the Fund and provides (or causes its affiliates to provide) for the Fund’s office space, facilities and necessary personnel as well as the fees of those Directors and officers of the BlackRock Fund Board who are affiliated persons of BlackRock Advisors or any of its affiliates. Under the BlackRock Administration Agreement, BlackRock Advisors receives for its services to BlackRock Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

     Combined Fund. Following the Reorganization, BlackRock Advisors will provide the Combined Fund with administrative services.

Other Service Providers

     PNC Fund. The Fifth Third Bank (“Fifth Third”), located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the PNC Fund’s custodian. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the PNC Fund. Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the PNC Fund. Class A, Class C and Institutional Shares of the PNC Fund are distributed continuously by PNC Distributor. PNC Distributor, an indirect wholly-owned subsidiary of Foreside Financial Group, LLC, is located at 100 Summer Street, Boston, Massachusetts 02110.

     BlackRock Fund. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, serves as the BlackRock Fund’s custodian. PNC GIS, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the BlackRock Fund’s transfer agent. Deloitte & Touche LLP, located at 750 College Road East, Princeton, New Jersey 08540, is the independent registered public accounting firm for the BlackRock Fund. FAMD, P.O. Box 9081, Princeton, New Jersey 08543-9081, and BDI, 760 Moore Road, King of Prussia, Pennsylvania 19406, each an affiliate of BlackRock Advisors, act as the BlackRock Fund’s co-distributors through September 30, 2008; however, effective October 1, 2008, BII, 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, will act as the BlackRock Fund’s sole distributor.

     Combined Fund. Following the Reorganization, the BlackRock Fund’s current service providers will serve the Combined Fund.

Distribution and Service Fees

     PNC Fund. Class A shares have an annual distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class C shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Class C shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Class C shares. Institutional shares do not pay any distribution or service fees.

     BlackRock Fund. Investor A shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A shares but Investor A shares do not pay distribution fees. Institutional shares do not pay any distribution or service fees.

     Combined Fund. Following the Reorganization, the BlackRock Fund distribution and service fees will be applied to investors.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the BlackRock Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Fund, which policies and procedures will be used by the Combined Fund.

     Purchasing Shares. The BlackRock Fund offers its shares to the public on a continuous basis. Investor A and Institutional shares may be purchased through orders placed with its distributors, BDI and FAMD, or their intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be purchased through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may purchase their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A shares generally can be made by a minimum purchase amount of $1,000. Institutional shares may be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with either FAMD or BDI; (viii) holders of certain Merrill Lynch sponsored UITs who reinvest dividends received from such UITs in shares of the Fund; and (ix) employees and directors/trustees of BlackRock, BlackRock funds, Merrill Lynch, PNC or their affiliates. Investor A shares are purchased at NAV, and adjusted for the applicable sales charges, while Institutional shares are purchased at NAV.

     Exchanging Shares. BlackRock Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of BlackRock Fund Investor A of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

     Redeeming Shares. The BlackRock Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A shares are redeemed at NAV, adjusted for any applicable sales charges. Investor A shares generally do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment. Investor A and Institutional shares may be redeemed through orders placed with its distributors, BDI and FAMD, or their intermediaries through September 30, 2008; however, effective October 1, 2008, BII will serve as the BlackRock Fund’s sole distributor and shares may be redeemed through orders placed with BII or its intermediaries. Shareholders of the BlackRock Fund may redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Valuation of Shares. Following the Reorganization, net asset value will be determined in a manner consistent with the BlackRock Fund’s valuation procedures, as described below.

     BlackRock Fund. When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at the net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after the purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem Fund shares.

     Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses.

     The Fund invests primarily in the securities of U.S. issuers or in ADRs of foreign issuers that trade in the U.S. markets. Therefore, the Fund generally prices its securities as of the close of the Exchange based on the closing market prices of the securities. However, if market quotations are not readily available or, in BlackRock Advisors’ judgment, do not accurately reflect fair value for a security, that security will be valued by another method that the BlackRock Fund Board believes more accurately reflects the fair value.

     The BlackRock Fund Board has adopted valuation procedures for the Fund and has delegated the day-today responsibility for fair value determinations to BlackRock’s Valuation Committee. Fair value determinations by BlackRock that affect the Fund’s net asset value are subject to review, approval or ratification, as appropriate, by the BlackRock Fund Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, BlackRock monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities during the trading day or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

     The Fund’s use of fair value pricing is designed to ensure that the Fund’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair valuation used by the Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

     The Fund may accept orders from certain authorized financial intermediaries or its designees. The Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be cancelled and the financial intermediary could be held liable for any losses.

     PNC Fund. Securities held by the Fund are valued at current market value or, in the absence of a current market value with respect to any portfolio securities, at fair value as determined in good faith using procedures adopted by the PNC Fund Board. A security that is primarily traded on a domestic security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the PNC Fund Board, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

     The PNC Fund Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to PNC Capital’s Pricing Committee in accordance with procedures established by the PNC Fund Board. Fair value determinations may be made when a current market price is not readily available (for example the exchange or market on which a security is traded does not open, trading on a security has been halted or the security is thinly traded), or when, in PNC Capital’s judgment, a current market price does not accurately reflect the current market value of the security. In determining whether a particular security valuation does not reflect the current market price of the security, PNC Capital monitors information it receives in the ordinary course of its investment management responsibilities for material events that it believes in good faith could affect the value of the securities held by the Fund; such as events affecting the issuer of the security or events effecting the security markets in general.

     Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the PNC Fund’s NAV. As a result, the PNC Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

     Comparison of Valuation Policies. The valuation policies of the Funds are substantially similar. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the BlackRock Fund.

Distributions

     The BlackRock Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The PNC Fund may declare and pay any capital gains distributions at least annually. However, the PNC Fund declares and pays any income dividends (which may include any short-term capital gains) every three months.

Market Timing

     The following discussion describes the market timing policies of the BlackRock Fund, which policies also will apply to the Combined Fund.

     The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio managers would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Fund has adopted certain policies and procedures, which have been reviewed and approved by the BlackRock Fund Board, designed to deter such short-term or excessive trading. The Fund will reject purchase orders from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by BlackRock Advisors or its affiliates, and accounts under common ownership or control. Each BlackRock Fund distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts.

     The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

     The financial highlights for the Investor A and Institutional shares of the BlackRock Fund that are contained in the BlackRock Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from financial statements audited by Deloitte & Touche LLP. The financial highlights in the BlackRock Semi-Annual Report are unaudited.

INFORMATION ABOUT THE REORGANIZATION

General

     Under the Reorganization Agreement, the PNC Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix B—“Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the PNC Fund will have an aggregate net asset value equal to the aggregate net asset value of the PNC Fund’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by the PNC Fund of the shares of the BlackRock Fund, the PNC Fund will distribute the Investor A and Institutional shares to its shareholders and be terminated, dissolved and liquidated as a series of the Corporation under Maryland state law.

     The distribution of BlackRock Fund shares to PNC Fund shareholders will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the PNC Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of Investor A or Institutional shares of the BlackRock Fund that the PNC Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     Accordingly, as a result of the Reorganization, each PNC Fund shareholder will own Investor A or Institutional shares of the BlackRock Fund. Class A and Class C shareholders of the PNC Fund will receive Investor A shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Class A or Class C shares of the PNC Fund that shareholders own immediately prior to the Reorganization. Institutional shareholders of the PNC Fund will receive Institutional shares of the BlackRock Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the PNC Fund that shareholders own immediately prior to the Reorganization.

     No sales charge or fee of any kind will be assessed to the PNC Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, on the Closing Date the PNC Fund will transfer to the BlackRock Fund all of its assets in exchange solely for shares of the BlackRock Fund. The net asset value of the Investor A and Institutional shares issued by the BlackRock Fund will be equal to the value of the assets of the PNC Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund’s valuation procedures, net of the assumption by the BlackRock Fund of certain stated liabilities of the PNC Fund provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the PNC Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

     The PNC Fund expects to distribute the shares of the BlackRock Fund to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the PNC Fund will be terminated as a series of the PNC Corporation.

     The BlackRock Fund and the PNC Fund have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  the approval of the Reorganization by the PNC Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

  the declaration of a dividend by the PNC Fund to distribute to its shareholders all of its undistributed net investment income and net capital gains; and

  an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the PNC Fund.

     The PNC Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the PNC Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

     The factors considered by the PNC Fund Board with regard to the Reorganization include, but are not limited to, the following:

  The investment objectives, policies and strategies of the PNC Fund and the BlackRock Fund are similar. See “Comparison of the PNC Fund and the BlackRock Fund — Investment Objectives and Principal Investment Strategies.”
  Through the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies. BlackRock Advisors has represented that the style and risk/return profile of the BlackRock Fund is comparable to those of the PNC Fund shareholders’ current investment. Potential transaction costs in restructuring the portfolio holdings of the PNC Fund are anticipated to be incurred by the PNC Fund (not the BlackRock Fund) prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither the PNC Fund nor the Combined Fund will dispose of holdings in the PNC Fund portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.
  The relative performance histories of each Fund.
  The PNC Fund Board reviewed the relative performance of each Fund over different time periods compared with each other and to the benchmarks applicable to each Fund. Each class of the BlackRock Fund outperformed the corresponding class of the PNC Fund for the periods covered. Because the Combined Fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the Combined Fund will continue the performance history of the BlackRock Fund at the closing of the Reorganization.
  It is expected that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.
  The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.
  It is expected that Investor A shares of the Combined Fund will have a lower gross and net annual expense ratio than the gross and net annual expense ratio of Class A and Class C shares of the PNC Fund prior to the Reorganization.
  Shareholders of Class A and Class C shares of the PNC Fund are expected to experience lower gross and net operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization.
  It is expected that Institutional shares of the Combined Fund will have a lower gross annual expense ratio than the gross annual expense ratio of Institutional shares of the PNC Fund prior to the Reorganization, before taking into account the PNC Fund’s voluntary fee waivers and expense reimbursements; however, net annual operating expenses will experience a small increase.

  Institutional shareholders of the PNC Fund are expected to experience lower gross operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Institutional shareholders of the PNC Fund will experience a small increase in annual net operating expenses in the Combined Fund than they had in the PNC Fund prior to the Reorganization, after taking into account the PNC Fund’s voluntary fee waivers and expense reimbursements. The voluntary waivers and reimbursements may be terminated at any time at the option of the PNC Fund’s investment adviser. Despite the small increase in net operating expenses (after taking into account voluntary waivers and expense reimbursements), Institutional shareholders of the PNC Fund will be invested in a fund with historically stronger performance, a broader asset base and the ability of investors to exchange to another fund in the wider BlackRock mutual fund complex.

  PNC Fund shareholders will pay no sales charges in connection with the Reorganization and will receive Investor A or Institutional shares of the BlackRock Fund, which are similar to the Class A, Class C or Institutional shares of common stock of the PNC Fund they currently hold. The BlackRock Fund Investor A shares have a slightly larger front-end sales charge of 5.25%, but lower service and distribution fees of 0.25%, compared to the PNC Fund Class A shares that have a front-end sales charge of 4.75% and service and distribution fees of 0.50%. The Investor A shares of the BlackRock Fund and the Class A shares of the PNC Fund both impose a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions of investments of $1 million or more; however, the holding period during which the CDSC is charged is 12 months for the PNC Fund and 18 months for the BlackRock Fund. The Class C shares of the PNC Fund have no front-end sales charges, while the Investor A shares of the BlackRock Fund have a front-end sales charge of 5.25%; however, no front-end sales charge will be imposed in connection with the Reorganization or if shareholders subsequently exchange into Investor A shares of another mutual fund in the BlackRock fund complex. The Class C shares of the PNC Fund impose a CDSC of 1.00% if the shares are redeemed within 12 months, while the Investor A shares of the BlackRock Fund impose a CDSC of 1.00% on redemptions of investments of $1 million or more with an 18-month holding period. Investor A shares of the BlackRock Fund have service and distribution fees of 0.25%, which is lower than the service and distribution fees of 1.00% charged by the Class C shares of the PNC Fund. While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the BlackRock Fund by Class A and Class C shareholders of the PNC Fund, unless the shareholder is eligible for a reduction or waiver. The Institutional shares of both Funds also are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

  There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.
  The Reorganization Agreement provides for a tax-free transfer of all of the assets and certain stated liabilities of the PNC Fund in exchange for shares of the BlackRock Fund. Shareholders will receive Investor A or Institutional shares of the BlackRock Fund equivalent to the aggregate net asset value of their Class A or Class C shares or Institutional shares, respectively, of the PNC Fund, and are expected to pay no U.S. federal income tax on the transaction.
  BlackRock Advisors or one of its affiliates will be responsible for all of the costs of the PNC Fund, PNC Capital and the BlackRock Fund associated with the Reorganization, excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors’ responsibility for the costs of the Reorganization is limited to a certain fixed amount and may be reduced under certain circumstances; however, PNC Capital or one of its affiliates will be responsible for any additional costs of PNC Bank, PNC Capital or the PNC Fund not paid for by BlackRock Advisors. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

The PNC Fund Board reviewed the fact that BlackRock Advisors or one of its affiliates will be responsible for all the costs of the PNC Fund, PNC Bank and PNC Capital associated with the Reorganization up to a previously agreed upon amount, excluding portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). To the extent that the costs exceed this amount, PNC will be responsible for its remaining costs, as well as those of the PNC Fund and PNC Capital, and BlackRock Advisors will be responsible for its remaining costs, as well as those of the BlackRock Fund. With the exception of the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

  The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the BlackRock Fund Board and officers of the BlackRock Corporation and the portfolio management team that will manage the Combined Fund.
  The PNC Fund Board reviewed information provided by BlackRock Advisors that summarized its experience in the mutual fund investment advisory business. The PNC Fund Board also reviewed biographical information of the BlackRock Fund Board and officers of the BlackRock Corporation and the investment professionals that would be responsible for managing the Combined Fund. The PNC Fund Board also considered that BlackRock Advisors represented that it, as well as the BlackRock Fund, have been free of material litigation or compliance and regulatory matters that could materially impact the Combined Fund and its shareholders.
  The fact that the asset base of the PNC Fund is not expected to grow from its current level of approximately $179.5 million as of April 30, 2008, and that the BlackRock Fund’s assets have grown consistently over the last few years.
  The PNC Fund Board considered that the PNC Fund assets had decreased over the last year and that assets were not expected to grow from its current level. The PNC Fund Board also considered that the BlackRock Fund had experienced a significant average annual asset growth rate over the past five years.
  The quality of the shareholder services the PNC Fund shareholders would have access to following the Reorganization and the fact that they would have access to a larger fund family with a broader array of options. These options include the ability generally to exchange their shares for shares of the same class of another fund managed by BlackRock Advisors.
  The PNC Fund Board reviewed information provided by BlackRock Advisors relating to the types of shareholder services provided to BlackRock Fund shareholders. The PNC Fund Board considered the fact that there would be no decrease in the quality or level of shareholder servicing provided to PNC Fund shareholders following the Reorganization.
  Any benefits resulting from the Reorganization to PNC Capital and its affiliates.
  The Board considered that PNC Capital would no longer bear the costs associated with managing the PNC Fund, including the expense of any waivers or expense reimbursements. The PNC Fund Board also considered that, like the PNC Fund and the BlackRock Fund, the Combined Fund would be managed by an entity that may be deemed an “affiliated person” of PNC Capital as defined in the Investment Company Act.
  The fact that PNC Bank recommended that the Reorganization be approved by the PNC Fund Board based upon its due diligence of BlackRock Advisors and other potential candidates.

  The PNC Fund Board considered that PNC Bank had reviewed BlackRock Advisors’ capabilities in managing funds similar to the PNC Fund, including its investment processes, resources, compliance program, risk management and technology.

     For these and other reasons, the PNC Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the PNC Fund and that the interests of the shareholders of the PNC Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the PNC Fund, the PNC Fund Board will consider other alternatives, such as liquidating the PNC Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the PNC Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to closing the Reorganization that the PNC Fund, the PNC Bank and the BlackRock Fund receive an opinion from Willkie Farr & Gallagher LLP, special U.S. federal income tax counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the PNC Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by either the PNC Fund or by the BlackRock Fund upon the transfer of all of the assets of the PNC Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the PNC Fund, or upon the distribution of the shares of the BlackRock Fund by the PNC Fund to its shareholders in exchange for their shares of the PNC Fund in the subsequent liquidation of the PNC Fund.

  No gain or loss will be recognized by a shareholder of the PNC Fund who exchanges all of his, her or its shares of the PNC Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

  The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the PNC Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the PNC Fund surrendered in exchange therefor, and the holding period of the shares of the BlackRock Fund received by a shareholder of the PNC Fund pursuant to the Reorganization will include the period during which the PNC Fund shares exchanged therefor were held by such shareholder (provided the PNC Fund shares were held as capital assets on the date of the Reorganization).

  The BlackRock Fund’s tax basis in assets of the PNC Fund received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the PNC Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the PNC Fund.

     The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the BlackRock Fund, the PNC Fund and the PNC Bank and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

     The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the PNC Fund and its shareholders.

     Prior to the Closing Date, the PNC Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the PNC Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the PNC Fund’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the PNC Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the PNC Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the PNC Fund.

     The BlackRock Fund’s capital loss carryforwards should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the PNC Fund (if any) with capital loss carryforwards attributable to the BlackRock Fund.

     Shareholders of the PNC Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     BlackRock Advisors has agreed to bear the expenses of the PNC Fund and the BlackRock Fund incurred directly in connection with the Reorganization, including expenses of preparing, printing and mailing proxies, proxy solicitation fees, legal fees, audit fees, fees and expenses relating to any special meeting, fees and expenses relating to the Special Meeting, fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to conversion of the PNC Fund and its shareholders to the BlackRock Fund’s service platform, but excluding the PNC Fund’s portfolio transaction costs (the costs of repositioning the PNC Fund’s portfolio in connection with the Reorganization). BlackRock Advisors has also agreed to bear the expenses of PNC Bank and PNC Capital relating to the Reorganization, up to a previously agreed-upon amount. To the extent the combined costs and expenses of the PNC Fund and PNC Capital borne by BlackRock exceed that amount, the PNC Bank will be responsible for its costs and expenses. With the exception of the costs of repositioning its portfolio in connection with the Reorganization, the PNC Fund will bear no costs associated with the Reorganization.

     Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; shareholder solicitation costs; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

     If the Reorganization is approved, the BlackRock Fund will establish a position for each PNC Fund shareholder on the books of the BlackRock Fund containing the appropriate number of shares of the BlackRock Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the PNC Fund, it is not necessary to surrender such certificates. No certificates for shares of the BlackRock Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the BlackRock Fund. Certain legal matters concerning the issuance of shares of the BlackRock Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to the BlackRock Fund and Miles & Stockbridge P.C., special Maryland counsel to the BlackRock Fund.

OTHER INFORMATION

Capitalization

     The following table sets forth as of August 15, 2008: (i) the unaudited capitalization of the PNC Fund; (ii) the unaudited capitalization of the BlackRock Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of BlackRock Fund will be received by PNC Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding

PNC Fund
Class A	$4,635,149	$13.25	349,826
Class C	$967,146	$12.96	74,599
Institutional	$133,573,518	$13.33	10,017,573

BlackRock Fund
Investor A	$1,430,106,930	$11.29	126,704,437
Investor B*	$285,775,336	$10.62	26,919,143
Investor C*	$1,025,783,336	$10.56	97,115,198
Institutional	$971,733,065	$11.52	84,335,959
Class R*	$135,509,193	$10.87	12,466,673
Service*	$498,288	$11.30	44,114

Pro Forma Combined Fund**
Investor A***	$1,435,709,225	$11.29	127,200,791
Investor B*	$285,775,336	$10.62	26,919,143
Investor C*	$1,025,783,336	$10.56	97,115,198
Institutional***	$1,105,306,583	$11.52	95,928,699
Class R*	$135,509,193	$10.87	12,466,673
Service*	$498,288	$11.30	44,114

*	Investor B, Investor C, Class R and Service shares of the BlackRock Fund are not being issued in connection with the Reorganization.

**	Assuming the Reorganization had taken place on August 15, 2008.

***	The BlackRock Fund would have issued 496,354 Investor A Shares and 11,592,740 Institutional Shares to the PNC Fund shareholders.

Shareholder Information

     PNC Bank and PNC Bank, Delaware, may be deemed to be the beneficial owners of shares of the PNC Fund, for purposes of the federal securities laws, because they possess sole or shared voting power for shares of the PNC Fund. PNC Bank and PNC Bank, Delaware do not, however, have any economic interest in such shares, which are held solely for the benefit of their respective customers. Each of PNC Bank and PNC Bank, Delaware has advised the PNC Fund that it intends to vote the shares in the PNC Fund over which it has retained voting power with respect to the Reorganization in a manner that is consistent with its fiduciary responsibilities and will engage an independent fiduciary with respect to voting such shares. To the knowledge of the PNC Fund, PNC Bank and PNC Bank, Delaware collectively may be deemed to be the beneficial owners as of the Record Date of 7,506,696 shares of the PNC Fund’s Institutional Share Class, representing 76.36% of the class, and own in the aggregate 73.28% of the PNC Fund.

     As of August 19, 2008, there were 10,440,996 shares of the PNC Fund outstanding. As of such date, the Directors and officers of the PNC Fund as a group owned less than 1% of the shares of the PNC Fund. As of August 19, 2008 no person was known by the PNC Fund to own beneficially or of record 5% of the shares of the PNC Fund except as follows:

				% of
				Combined Fund
Name	Address	% of Class	% of Fund	Post-Closing

PFPC Trust Co. Cust*	29504 Hawkes Hill Road	8.28% of	0.28%	0.01%
FBO Robert W. Trever	Easton, MD 21601	Class A
ROLLOVER IRA

Pershing LLC*	PO Box 2052	7.98% of	0.27%	0.01%
	Jersey City, NJ 07303-9998	Class A

PFPC Trust Co. Cust*	115 Homeland Road	9.04% of	0.06%	0.00%
FBO Joan H. Gajda IRA	Pasadena, MD 21122-2744	Class C

PFPC Trust Co. Cust*	203 Flower Court	7.65% of	0.05%	0.00%
FBO James Linton ROLLOVER IRA	Mount Airy, MD 21771	Class C

PFPC Trust Co. Cust*	9828 Marriottsville Road	6.77% of	0.05%	0.00%
FBO Rupert Lily IRA	Randallstown, MD 21133	Class C

Carol L. Lange	P.O. Box 51	6.26% of	0.04%	0.00%
	29332 Greenfield Avenue	Class C
	Trappe, MD 21673-1972

Michael J. Cirincione	2607 Brendan Avenue	5.40% of	0.04%	0.00%
	Baltimore, MD 21213	Class C

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

     As of August 19, 2008, there were 347,264,474 shares of the BlackRock Fund outstanding. As of August 19, 2008, the Trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of August 19, 2008, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

				% of Combined Fund Post-Closing
			% of Fund
Name	Address	% of Class

Merrill Lynch Pierce	4800 E Deer Lake Dr 3rd Floor	62.49% of	22.83%	22.08%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor A

Merrill Lynch Pierce	4800 E Deer Lake Dr 3rd Floor	68.11% of	5.22%	5.05%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor B

Merrill Lynch Pierce	4800 E Deer Lake Dr 3rd Floor	95.35% of	26.65%	25.77%
Fenner & Smith*	Jacksonville, FL 32246-6484	Investor C

Merrill Lynch Pierce	4800 E Deer Lake Dr 3rd Floor	86.38% of	3.10%	3.00%
Fenner & Smith*	Jacksonville, FL 32246-6484	Class R

Hartford Life Insurance Co.	P.O. Box 2999	8.41% of	0.30%	0.29%
Separate Account*	Hartford, CT 06104	Class R

Merrill Lynch Pierce	4800 E Deer Lake Dr 3rd Floor	49.74% of	12.06%	11.66%
Fenner & Smith*	Jacksonville, FL 32246-6484	Institutional

Saxon & Co.*	PO Box 7780-1888	81.31% of	0.01%	0.01%
	Philadelphia, PA 19182	Service

Special Custody Account for the	P O Box 32760	10.51% of	0.00%	0.00%
Exclusive Benefit of Customers	Louisville, KY 40232-2760	Service
Omnibus Account*

Prudential Investment	100 Mulberry Street	5.17% of	0.00%	0.00%
Mgts. Service	3 Gateway Center 10th Floor	Service
FBO Mutual Fund Clients*	Mail Stop NJ 05-11-20
	Newark, NJ 07102-4056

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Shareholder Rights and Obligations

     The PNC Fund is a series of the PNC Corporation, a corporation organized under the laws of the State of Maryland. The authorized capital stock of the PNC Fund is 100 million shares of common stock for Class A, 100 million shares of common stock for Class C and 400 million shares of common stock for Institutional shares, having a par value of $.001 per share.

     While the PNC Corporation and the BlackRock Corporation are different entities and, thus, governed by different organizational documents, each Corporation is organized as a corporation under the laws of the State of Maryland and the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the PNC Fund generally will have the same legal characteristics as the shares of PNC Fund with respect to such matters as voting rights, accessibility, and transferability.

     Under the BlackRock Corporation’s organizational documents, the BlackRock Fund is authorized to issue 1,550,000,000 shares divided into five classes, Investor A, Investor B, Investor C, Institutional and Class R shares. Investor A common stock consists of 300,000,000 authorized shares, Investor B common stock consists of 200,000,000 authorized shares, Investor C common stock consists of 400,000,000 authorized shares, Institutional common stock consists of 400,000,000 authorized shares, Class R common stock consists of 200,000,000 authorized shares, and Service common stock consists of 50,000,000 authorized shares, in each case with a par value of $0.10 per share. The BlackRock Fund Board may, without limitation, classify or reclassify any unissued shares of the BlackRock Fund into any number of additional classes of shares. The BlackRock Fund Board may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. Each of the PNC Fund and the BlackRock Fund will continue indefinitely until terminated.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

     Unless (i) the BlackRock Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class.

     There are no preemptive rights in connection with shares of the PNC Fund or the BlackRock Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Discussion of Maryland Law

In General

     Each Corporation is organized under Maryland law. Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. With respect to directors, Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director.

     As a result of the Reorganization, the PNC Fund shareholders will remain shareholders of a Maryland corporation.

Maryland Corporations

     A Maryland corporation is governed by Maryland General Corporation Law (the “MGCL”), its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

     Under the MGCL, if specified by its charter, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger, transfer of assets or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Each Corporation’s charter contains such provisions. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the Investment Company Act, if the charter or bylaws of that Maryland corporation so provides.

Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. Each Corporation’s charter allows amendments to the charter only by the affirmative vote of a majority of all the votes entitled to be cast on the matter. However, the board of directors of a

Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The BlackRock Corporation’s charter sets a fixed number of authorized shares.

Issuance and Redemption of Shares

     If its charter permits, the board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. In the case of a corporation whose charter does not expressly provide for the redemption of shares of its stock, Maryland corporations registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. There is no provision in the PNC Corporation’s charter regarding involuntary redemption; however, the BlackRock Corporation’s charter provides for involuntary redemptions in certain circumstances.

Series and Classes

     The Investment Company Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The PNC Corporation’s charter sets forth that there is only one class that has been authorized and allows the PNC Fund Board to allot and authorize the issuance of the unissued shares.

Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the Investment Company Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the Investment Company Act or rules thereunder.

Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the PNC Fund and the BlackRock Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dividends and Distributions

     The BlackRock Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value without a sales charge or may be taken in cash. Dividends are ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the transfer agent. Although this cannot be predicted with any certainty, the Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the Investment Company Act. In the event the Reorganization is not completed, the PNC Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the PNC Fund should send such proposal to the PNC Corporation, Attn: Secretary, Two Hopkins Plaza, Baltimore, Maryland 21201. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to the BlackRock Corporation, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitation of proxies is being made on behalf of the PNC Fund and the PNC Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about September 19, 2008. PNC Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the PNC Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The PNC Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies and the tabulation of proxies. PNC Fund shareholders may receive a telephone call from Broadridge asking them to vote. The proxy solicitation expenses in connection with the combination of the PNC Fund with the BlackRock Fund are estimated to be approximately $14,600, all of which will be borne by BlackRock Advisors or its affiliates subject to the cap on total expenses described above. In no event will the PNC Fund bear any expenses of proxy solicitation.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the PNC Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the PNC Fund may also solicit proxies. Questions about the proposal should be directed to Broadridge at 1-866-451-3785.

     Broadridge and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the PNC Fund will be acquired by the BlackRock Fund and the solicitation of proxies by and on behalf of the PNC Fund Board for use at the Special Meeting of shareholders of the PNC Fund. The Special Meeting will be held on Friday, October 31, 2008 at 10:00 a.m., Eastern time, at the offices of PNC Capital Advisors, Inc., or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the PNC Fund had the following number of shares outstanding:

Number
Share Class	of Shares

Class A	344,961
Class C	69,103
Institutional	9,829,743
Total	10,243,807

Shareholder Approval

     Approval of the Reorganization requires the affirmative vote of the shareholders of the PNC Fund representing a majority of its outstanding voting securities (as defined in the Investment Company Act ), voting together as a single class. The Investment Company Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

     A vote of shareholders of the BlackRock Fund is not needed to approve the Reorganization. If shareholders of the PNC Fund do not approve the Reorganization, the PNC Fund Board may consider possible alternative arrangements in the best interests of the PNC Fund and its shareholders. The PNC Fund Board has fixed the close of business on September 2, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. PNC Fund shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

     In order for the Special Meeting to go forward, there must be a quorum. The presence in person or by proxy of shareholders of the PNC Fund entitled to cast at least a majority of all of the votes entitled to be cast at the meeting (without regard to class) shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the PNC Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions.

     The PNC Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the PNC Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the PNC Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the PNC Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     PNC Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the PNC Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

          Internet Voting. To vote over the internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

     A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Broadridge, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The PNC Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

September 16, 2008

APPENDIX A

INVESTMENT RESTRICTIONS

The BlackRock Fund

     The BlackRock Fund has the following fundamental investment restrictions.

     Under its fundamental investment restrictions, the BlackRock Fund may not:

     1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     2. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The PNC Fund

     The PNC Fund has the following fundamental investment restrictions.

     The PNC Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the PNC Fund’s total assets would be invested in the securities of such issuer, or, with respect to the PNC Fund, more than 10% of the issuer’s outstanding

A-1

voting securities would be owned by the PNC Fund, except that (i) up to 25% of the value of the total assets of the PNC Fund may be invested without regard to these limitations. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the PNC Fund, does not exceed 10% of the value of the PNC Fund’s total assets.

     2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions and (ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

     3. Borrow money or issue senior securities, except that the PNC Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The PNC Fund will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of the PNC Fund’s total assets are outstanding. Securities held by the Fund in escrow or separate accounts in connection with the PNC Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

     4. Purchase or sell real estate, except that (a) the PNC Fund may purchase securities of issuers which deal in real estate and (b) the PNC Fund may purchase securities which are secured by real estate or interests therein.

     5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the PNC Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the PNC Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     7. Purchase securities of companies for the purpose of exercising control.

     8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) the PNC Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) the PNC Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) the PNC Fund may enter into futures contracts and related options.

     10. Make loans, except that (a) the PNC Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) the PNC Fund may enter into repurchase agreements with respect to portfolio securities; and (c) the PNC Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the PNC Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned.

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APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ________ day of ________, 2008, by and among BlackRock Large Cap Series Funds, Inc., a registered investment company and a Maryland Corporation (the “Acquiring Corporation”), with respect to the BlackRock Large Cap Core Fund, a separate series of the Acquiring Corporation (the “BlackRock Fund”), Master Large Cap Series LLC, a registered investment company and a Delaware limited liability company (the “Master LLC”), with respect to the Master Large Cap Core Portfolio (the “Master Portfolio”), and PNC Funds, Inc., a registered investment company and a Maryland corporation (the “Target Corporation”), with respect to PNC Growth & Income Fund, a separate series of the Target Corporation (the “Target Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Corporation, on behalf of the BlackRock Fund, in exchange for Investor A and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Corporation, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the Target Fund, and (iv) the termination, dissolution and liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). In the Reorganization, the assets acquired by the BlackRock Fund from the Target Fund will be contributed to the Master Portfolio, in exchange for interests in the Master Portfolio.

     WHEREAS, the BlackRock Fund is a “feeder” fund that invests all of its assets in the Master Portfolio; the Master Portfolio is a separate series of the Master LLC; the BlackRock Fund is a separate series of the Acquiring Corporation; the Target Fund is a separate series of the Target Corporation; the Acquiring Corporation, the Master LLC and the Target Corporation are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Master Portfolio is permitted to invest;

     WHEREAS, each of the BlackRock Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code and the Master LLC is managed to allow the BlackRock Fund to qualify as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the BlackRock Fund is authorized to issue shares of common stock, and the Target Fund is authorized to issue shares of common stock;

     WHEREAS, the Board of Directors of the Master LLC and the Board of Directors of the Acquiring Corporation (on behalf of the BlackRock Fund) have determined that the Reorganization is in the best interests of the Master LLC and the BlackRock Fund, respectively, and that the interests of the existing shareholders of the Master Portfolio and the BlackRock Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Directors of the Target Corporation has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration of a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND
IN EXCHANGE FOR BLACKROCK FUND SHARES AND THE ASSUMPTION OF THE
TARGET FUND’S STATED LIABILITIES AND THE TERMINATION, DISSOLUTION
AND COMPLETE LIQUIDATION OF THE TARGET FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the Target Fund the number of full and fractional BlackRock Fund Shares corresponding to each class of shares of the Target Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Target Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the BlackRock Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Class A and Class C shares of the Target Fund correspond to the Investor A shares of the BlackRock Fund, and the Institutional shares of the Target Fund correspond to the Institutional shares of the BlackRock Fund, and the term “BlackRock Fund Shares” should be read to include each such class of shares of the BlackRock Fund.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the BlackRock Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date; (ii) the Acquiring Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland prior to the Closing Date; and (iii) the Master LLC shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Target Fund will terminate and dissolve and distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (the “Target Fund Shareholders”), all of the BlackRock Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the Target Fund to open accounts on the share records of the BlackRock Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of BlackRock Fund Shares due Target Fund Shareholders. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Corporation, on behalf of the Target Fund. The Acquiring Corporation and the Master LLC shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the Target Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY TARGET CORPORATION. The Target Corporation shall take all actions expressed herein as being the obligations of the Target Corporation on behalf of the Target Fund.

     1.11 ACTION BY ACQUIRING CORPORATION. The Acquiring Corporation shall take all actions expressed herein as being the obligations of the Acquiring Corporation on behalf of the BlackRock Fund.

     1.12 ACTION BY MASTER LLC. The Master LLC shall take all actions expressed herein as being the obligations of the Master LLC, on behalf of the Master Portfolio.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on November 17, 2008, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10 A.M. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, (the “Custodian”), to deliver at the Closing a certificate of an authorized officer of the Custodian stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to Brown Brothers Harriman & Co., the custodian for the BlackRock Fund, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the BlackRock Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, PNC Global Investment Servicing (U.S.) Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such BlackRock Fund Shares have been credited to the Target Fund’s account on the books of the BlackRock Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE TARGET CORPORATION. The Target Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, as follows:

     (a) The Target Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Fund is a duly established, separate series of the Target Corporation. The Target Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Corporation, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

     (b) The Target Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

     (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Corporation and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Corporation and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Corporation with respect to the Target Corporation or the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Target Corporation’s current prospectus, statement of additional information and shareholder reports relating to the Target Fund (true and correct copies of which have been delivered to the BlackRock Fund) and each prospectus, statement of additional information and shareholder report of the Target Corporation relating to the Target Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) The Target Corporation is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Corporation, on behalf of the Target Fund, will not, result in the violation of Maryland law, or any provision of the Target Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Corporation, on behalf of the Target Fund, or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Corporation or the Target Fund is a party or by which it is bound.

     (f) Neither the Target Corporation with respect to the Target Fund, nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Corporation’s knowledge threatened against the Target Corporation or the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Corporation or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Corporation or the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Target Corporation, nor the Target Fund know of any facts that might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The audited financial statements of the Target Fund as of May 31, 2008 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements as of May 31, 2008 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (j) Since May 31, 2008 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) any option to purchase issued or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund and the Master Portfolio; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund. For the purposes of this clause (i) of this paragraph 4.1(j), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Target Corporation has authorized capital stock allocated to the Target Fund of 600,000,000 shares of common stock having a par value of $.001 per share. 400,000,000 shares are classified as Class M Common Stock (Institutional Shares), 100,000,000 shares are classified as Class M - Special Series 1 Common Stock (Class A Shares), and 100,000,000 shares are classified as Class M - Special Series 3 Common Stock (Class C Shares). As of April 30, 2008, there were outstanding 13,316,748.48 shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Target Corporation. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

     (m) At the Closing Date, the Target Corporation, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the BlackRock Fund.

     (n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Target Corporation, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Target Corporation. Subject to approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Corporation and the Target Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Corporation, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Target Corporation on behalf of the Target Fund, of the transactions contemplated by this Agreement.

     (r) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated hereof. Such meeting shall be scheduled for no later than November 30, 2008 (or such other date as the parties may agree to in writing).

     (s) The Target Fund represents that it will review and examine its portfolio holdings to ensure that after shareholder approval of the Reorganization is attained and prior to the Closing Date, the Target Fund’s portfolio holdings do not include any assets that the BlackRock Fund has identified in writing to the Target Fund that the BlackRock Fund is not permitted to hold pursuant to the BlackRock Fund’s investment restrictions or are unsuitable for the BlackRock Funds to acquire, and the Target Fund represents that it will dispose of any such assets prior to the Closing.

     (t) There are no material contracts outstanding to which the Target Corporation is a party with respect to the Target Fund that have not been disclosed in the Registration Statement or not otherwise disclosed in writing to the BlackRock Fund prior to the date of this Agreement.

     (u) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Fund.

     (v) The books and records of the Target Fund made available to the BlackRock Fund and/or its counsel are substantively true and correct and contain no material misstatements or omissions regarding the operations of the Target Fund.

     4.2 REPRESENTATIONS OF THE BLACKROCK FUND AND THE MASTER PORTFOLIO. The Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, represent and warrant to the Target Fund as follows:

     (a) The Acquiring Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The BlackRock Fund is a duly established, separate series of the Acquiring Corporation. The Acquiring Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Master LLC is a limited liability company organized under the laws of the State of Delaware that is existing under the laws of the State of Delaware and is duly authorized to exercise in the State of Delaware all of the powers recited in the Master LLC’s limited liability company agreement. The Master LLC is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Master LLC. The Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, have all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund and the Master Portfolio.

     (b) Each of the Acquiring Corporation and the Master LLC is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Each of the Acquiring Corporation and the Master LLC is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Corporation, the BlackRock Fund and the Master LLC, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Corporation, the BlackRock Fund and the Master LLC, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the BlackRock Fund by the Target Fund. From the effective date of the Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Corporation with respect to the Acquiring Corporation and the BlackRock Fund, the Master LLC and the Master Portfolio for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Acquiring Corporation’s current prospectus, statement of additional information and shareholder reports relating to the BlackRock Fund (true and correct copies of which have been delivered to the Target Fund) and each prospectus, statement of additional information and shareholder report of the Acquiring Corporation relating to the BlackRock Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (e) Each of the BlackRock Fund and the Master Portfolio is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, will not, result in violation of Maryland or Delaware law, respectively, or any provision of the Acquiring Corporation’s articles of incorporation or by-laws or the Master LLC’s limited liability company agreement or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Corporation (with respect to the BlackRock Fund), the BlackRock Fund or the Master LLC (with respect to the Master Portfolio) or the Master Portfolio is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Corporation, on behalf of the BlackRock Fund, or the Master LLC, on behalf of the Master Portfolio, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Corporation, the BlackRock Fund, the Master LLC or the Master Portfolio is a party or by which it is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Corporation’s knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Corporation or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The audited financial statements of the BlackRock Fund and the Master Portfolio as of October 31, 2007 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the BlackRock Fund and the Master Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the BlackRock Fund or the Master Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund and Master Portfolio for the six months ended April 30, 2008 have been prepared in accordance with GAAP consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of BlackRock Fund and the Master Portfolio as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of BlackRock Fund and the Master Portfolio whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the BlackRock Fund and the Master Portfolio as reflected in the audited financial statements of the BlackRock Fund and the Master Portfolio as of October 31, 2007 and for the fiscal year then ended and the unaudited financial statements for the six months ended April 30, 2008, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in the BlackRock Fund’s or the Master Portfolio’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund or the Master Portfolio (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund or the Master Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s assets, the discharge of BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund shareholders shall not constitute a material adverse change.

     (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund and the Master Portfolio required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s and the Master Portfolio’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (j) The Acquiring Corporation is authorized to issue 5,650,000,000 shares of common stock, par value $0.10 per share, of which 1,550,000,000 shares are allocated to the BlackRock Fund, of which it is authorized to issue 300,000,000 shares of Investor A, 200,000,000 shares of Investor B, 400,000,000 shares of Investor C, 400,000,000 Institutional shares, 200,000,000 shares of Class R and 50,000,000 Service shares. As of April 30, 2008, there were outstanding 92,863,651 shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Corporation. All issued and outstanding shares of common stock of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

     (k) At the Closing Date, the Master LLC, on behalf of the Master Portfolio, and the Acquiring Corporation, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Corporation, on behalf of the Target Fund, has received notice at or prior to the Closing Date.

     (l) Each of the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Acquiring Corporation and the directors of the Master LLC. This Agreement constitutes a valid and binding obligation of the Acquiring Corporation and the Master LLC, enforceable in accordance with its terms, and no other corporate action or proceedings by the BlackRock Fund or the Master Portfolio are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (m) The BlackRock Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

     (n) The information to be furnished by the BlackRock Fund and the Master Portfolio for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

     (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING CORPORATION, THE BLACKROCK FUND, THE MASTER LLC,
THE MASTER PORTFOLIO, THE TARGET CORPORATION AND THE TARGET FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.3 and 7.4, each of the Acquiring Corporation, the BlackRock Fund, the Master LLC, the Master Portfolio, the Target Corporation and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Corporation, on behalf of the Target Fund, will prepare and deliver to the Acquiring Corporation and the Master LLC at least five business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Corporation, on behalf of the Target Fund, will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio holdings showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Corporation’s and Master LLC’s officers and agents all books and records of the Target Fund.

     5.4 ADDITIONAL INFORMATION. The Target Corporation, on behalf of the Target Fund, will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

     5.5 CONTRACT TERMINATION. The Target Corporation, on behalf of the Target Fund, will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Corporation, the BlackRock Fund, the Master LLC, the Master Portfolio and the Target Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Target Corporation and the Target Fund covenants that it will, as and when reasonably requested by the BlackRock Fund and the Master Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund or the Master Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s and Master Portfolio’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Corporation will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the Target Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Target Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the BlackRock Fund and the Master Portfolio within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly in all material respects the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with GAAP applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Corporation, as applicable, as complying with the requirements hereof.

     5.9 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Acquiring Corporation with respect to the BlackRock Fund, the Master LLC with respect to the Master Portfolio, nor the Target Corporation with respect to the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund, the Master Portfolio and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax and federal securities law counsel to the Acquiring Corporation, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.10 VALUATION PROCEDURES. Prior to the Closing, the Target Fund will adopt the valuation procedures used by the BlackRock Fund to compute the Target Fund’s net asset value per share of each class as of the Closing Date or such other valuation procedures as shall be mutually agreed upon by the parties.

     5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Corporation, the BlackRock Fund, the Master LLC, the Master Portfolio, the Target Corporation and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.12 AUTHORIZATIONS. Each of the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.13 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Corporation and the Master LLC, in such form as is reasonably satisfactory to the Acquiring Corporation and the Master LLC, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Corporation and the Master LLC will succeed to and take into account as a result of Section 381 of the Code.

     5.14 TARGET FUND PORTFOLIO SECURITIES. The Target Corporation, on behalf of the Target Fund, will review the Target Fund’s assets to ensure that any time after the Target Fund’s shareholders have approved this Agreement and prior to the Closing Date, the Target Fund’s assets do not include any assets that the BlackRock Fund and Master Portfolio have identified in writing to the Target Fund that the BlackRock Fund and the Master Portfolio are not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation, any security that, prior to its acquisition by the Target Fund, is unsuitable for the BlackRock Fund and Master Portfolio to acquire.

     5.15 INVESTMENT RESTRICTIONS. The Acquiring Corporation shall not change its articles of incorporation, or the BlackRock Fund’s prospectus or statement of additional information so as to restrict permitted investments for the BlackRock Fund, except as required by the Commission prior to the Closing. The Master LLC shall not change its limited liability company agreement, or the Master Portfolio’s prospectus or statement of additional information so as to restrict permitted investments for the BlackRock Fund, except as required by the Commission prior to the Closing.

     5.16 DISTRIBUTION. The Target Corporation, on behalf of the Target Fund, covenants that the BlackRock Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.17 BROKERS OR FINDERS FEES. Each of the Acquiring Corporation, on behalf of the BlackRock Fund, the Master LLC, on behalf if the Master Portfolio, and the Target Corporation, on behalf of the Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     5.18 PROXY. The Target Corporation, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET
CORPORATION AND THE TARGET FUND

     The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio of all the obligations to be performed by the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Corporation, on behalf of itself and the BlackRock Fund, and the Master LLC, on behalf of itself and the Master Portfolio,

contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, shall have furnished to the Target Fund a certificate signed by their respective President (or any Vice President), dated as of the Closing Date, certifying that as of such Closing Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Acquiring Corporation and the Master LLC approving this Agreement and the transactions contemplated herein.

     6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees or other fees payable for services provided to the BlackRock Fund and/or the Master Portfolio, as applicable, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus and statement of additional information of the BlackRock Fund and the Master Portfolio other than shall have been previously disclosed to and accepted by the Target Fund.

     6.3 The Target Corporation shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Target Corporation covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort and dated as of the Closing Date, to the effect that:

     (a) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

     (b) The Master LLC is registered as an open-end management investment company under the 1940 Act.

     (c) Neither the execution, delivery or performance by the Acquiring Corporation, on behalf of the BlackRock Fund, or the Master LLC, on behalf of the Master Portfolio, of the Agreement nor the compliance by the Acquiring Corporation with the terms and provisions thereof will violate any provision of any applicable law of the State of Maryland in the case of the Acquiring Corporation, on behalf of the BlackRock Fund, or any applicable law of the State of Delaware in the case of the Master LLC, on behalf of the Master Portfolio, or any applicable federal law of the United States of America in the case of the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio.

     (d) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, or the enforceability of its Agreement against the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio.

     (e) The Acquiring Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

     (f) The Acquiring Corporation, on behalf of the BlackRock Fund, has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the States of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Corporation, on behalf of the BlackRock Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Corporation under the applicable laws of the State of Maryland.

     (g) The Master LLC, on behalf of the Master Portfolio, has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Master LLC, on behalf of the Master Portfolio, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Master LLC under the applicable laws of the State of Delaware.

     (h) The Agreement has been duly executed and delivered by the Acquiring Corporation under the applicable laws of the State of Maryland and assuming the Agreement is a valid and binding obligation of the Target Corporation, on behalf of the Target Fund, constitutes the valid and binding obligation of the Acquiring Corporation, on behalf of the BlackRock Fund, enforceable against the Acquiring Corporation and the BlackRock Fund, in accordance with its terms.

     (i) The Agreement has been duly executed and delivered by the Master LLC, on behalf of the Master Portfolio, under the applicable laws of the State of Delaware and assuming the Agreement is a valid and binding obligation of the Target Corporation, on behalf of the Target Fund, constitutes the valid and binding obligation of the Master LLC, on behalf of the Master Portfolio, enforceable against the Master LLC and the Master Portfolio, in accordance with its terms.

     (j) The execution and delivery by the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, of the Agreement and the performance by the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, of its obligations under the Agreement do not violate the articles of incorporation and the bylaws of the Acquiring Corporation or with the limited liability company agreement and the bylaws of the Master LLC.

     (k) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Corporation and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

     The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Corporation and the Master LLC.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING CORPORATION, THE
BLACKROCK FUND, THE MASTER LLC AND THE MASTER PORTFOLIO

     The obligations of the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Corporation, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Target Corporation, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have furnished to the BlackRock Fund a certificate signed by its President (or any Vice President), dated as of the Closing Date, certifying that as of such Closing Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Directors of the Target Corporation approving this Agreement and the transactions contemplated herein.

     7.2 The Acquiring Corporation and the Master LLC shall have received on the Closing Date an opinion of Kramer Levin Naftalis & Frankel LLP, in a form reasonably satisfactory to the Acquiring

Corporation and the Master LLC covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort and dated as of the Closing Date, to the effect that:

     (a) The Target Corporation is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

     (b) Neither the execution, delivery or performance by the Target Corporation, on behalf of the Target Corporation, of the Agreement nor the compliance by the Target Corporation and the Target Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland or any applicable federal law of the United States of America.

     (c) The Target Corporation is a corporation validly existing under the applicable laws of the State of Maryland.

     (d) The Target Corporation, on behalf of the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Corporation, on behalf of the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Target Corporation under the applicable laws of the State of Maryland.

     (e) The Agreement has been duly executed and delivered by the Target Corporation, on behalf of the Target Fund, under the applicable laws of the State of Maryland and assuming the Agreement is a valid and binding obligation of the Acquiring Corporation, on behalf of the BlackRock Fund, and the Master LLC, on behalf of the Master Portfolio, constitutes the valid and binding obligation of the Target Corporation, on behalf of the Target Fund, enforceable against the Target Corporation and the Target Fund in accordance with its terms.

     (f) The execution and delivery by the Target Corporation, on behalf of the Target Fund, of the Agreement and the performance by the Target Corporation and the Target Fund, of its obligations under the Agreement do not conflict with the articles of incorporation and the bylaws of the Target Corporation.

     (g) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Corporation and the Target Fund or the enforceability of the Agreement against the Target Corporation and the Target Fund.

     The delivery of such opinion is conditioned upon receipt by Kramer Levin Naftalis & Frankel LLP of customary representations it shall reasonably request of the Target Corporation.

     7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards ).

     7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the fees payable for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

     7.5 The Target Corporation, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF
THE ACQUIRING CORPORATION, THE BLACKROCK FUND, THE MASTER LLC,
THE MASTER PORTFOLIO, THE ACQUIRING CORPORATION AND THE TARGET FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Corporation, the Target Fund, the BlackRock Fund, the Acquiring Corporation, the Master LLC or the Master Portfolio, the other parties to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Corporation’s charter and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund, the Master Portfolio nor the Target Fund may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund, the Master Portfolio or the Target Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Corporation on Form N-1A under the 1933 Act covering the sale of shares of the BlackRock Fund shall be effective.

     8.5 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Target Corporation, with respect to the Target Fund, or the Acquiring Corporation, with respect to the BlackRock Fund, or the Master LLC, with respect to the Master Portfolio, from completing the transactions contemplated by this Agreement.

     8.6 The Acquiring Corporation, the Target Corporation and the Master LLC each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax and federal securities law counsel to the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master

Portfolio, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund followed by the distribution of BlackRock Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the BlackRock Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of substantially all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund;

     (c) no gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the Target Fund or upon the distribution of BlackRock Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

     (d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for BlackRock Fund Shares pursuant to the Reorganization;

     (e) the aggregate tax basis of BlackRock Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

     (f) the holding period of BlackRock Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

     (g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization; and

     (h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the Target Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Target Corporation, the Target Fund, the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master Portfolio, nor the Target Corporation and the Target Fund may waive the condition set forth in this paragraph 8.6.

     The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year.

ARTICLE IX

EXPENSES

     Except as otherwise expressly provided in this Agreement, BlackRock Advisors, LLC or one or more of its affiliates shall bear the direct and indirect expenses incurred by the Target Corporation, the Target Fund, the Acquiring Corporation, the BlackRock Fund, the Master LLC and the Master

Portfolio, each in connection with effecting the transaction contemplated by this Agreement, including expenses of preparing, printing and mailing the prospectus/proxy statement for the Reorganization, fees and expenses of proxy solicitation, legal fees, directors’ fees and expenses relating to any special meeting, fees and expenses relating to the preparation and filing of regulatory documents, expenses of preparing and distributing the prospectus, statement of additional information and supplements, and fees and expenses relating to converting the Target Fund Shareholders from the Target Fund’s service platforms to the Acquiring Corporation’s service platforms, but excluding costs of portfolio transactions associated with repositioning the Funds’ portfolios in connection with the Reorganization.

ARTICLE X

INDEMNIFICATION

     10.1 Each of the Acquiring Corporation and the Master LLC agrees to indemnify and hold harmless the Target Fund and each of the Target Corporation’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Corporation or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises: (a) subsequent to the Closing and (b) out of or is based on any breach by any of the Acquiring Corporation or the BlackRock Fund or the Master LLC or the Master Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that such indemnification by the Acquiring Corporation and the Master LLC is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

     10.2 The Target Corporation agrees to indemnify and hold harmless the BlackRock Fund, the Master Portfolio and each of the Acquiring Corporation’s and the Master LLC’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation and the Master LLC or any of their Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises: (a) subsequent to the Closing and (b) out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; provided that such indemnification by the Target Corporation is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Corporation, on behalf of the BlackRock Fund, the Master LLC, on behalf of the Master Portfolio, and the Target Corporation, on behalf of the Target Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein; except, however, the Target Fund’s covenant to provide unaudited financial statements following the Closing in paragraph 5.8 of this Agreement.

ARTICLE XII

TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Corporation, the Master LLC and the Target Corporation. In addition, the Acquiring Corporation or the Target Corporation may at their option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Corporation, the Target Fund, the BlackRock Fund, the Acquiring Corporation, the Master LLC, the Master Portfolio or their respective Board of Directors, or officers, to the other party or its Board of Directors. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Corporation, the Master LLC and the Target Corporation as specifically authorized by their respective Board of Directors; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Corporation, Two Hopkins Plaza Baltimore, Maryland 21201, Attention: Kevin A. McCreadie, or to the Acquiring Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, President or to the Master LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, President, or to BlackRock, Inc., 40 East 52nd Street, New York, New York 10022, Attention: Robert P. Connolly, or to any other address that the Acquiring Corporation, the Master LLC or the Target Corporation shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK LARGE CAP SERIES FUNDS, INC.,
on behalf of its series, BLACKROCK LARGE
CAP CORE FUND

By: __________________________________________
Name:
Title:

MASTER LARGE CAP SERIES LLC, on behalf
of its series, MASTER LARGE CAP CORE
PORTFOLIO

By: __________________________________________
Name:
Title:

PNC FUNDS, INC., on behalf of its series,
PNC EQUITY GROWTH & INCOME FUND

By: __________________________________________
Name:
Title:

PNC Growth & Inc/BR Lrg Cap Proxy 0908

PNC FUNDS, INC.
PNC GROWTH & INCOME FUND

BLACKROCK LARGE CAP SERIES FUNDS, INC.
BLACKROCK LARGE CAP CORE FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 16, 2008

     This statement of additional information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc., a Maryland corporation, into BlackRock Large Cap Core Fund (the “BlackRock Fund”), a series of BlackRock Large Cap Series Funds, Inc. a Maryland corporation.

     This Reorganization SAI contains information which may be of interest to shareholders of the PNC Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated September 16, 2008 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets, and the assumption of certain stated liabilities, of the PNC Fund in exchange for shares of the BlackRock Fund. The PNC Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the PNC Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the BlackRock Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information About The PNC Fund and the BlackRock Fund	SAI-2
Financial Statements	SAI-2

SAI-1

ADDITIONAL INFORMATION ABOUT
THE PNC FUND AND THE BLACKROCK FUND

     For the BlackRock Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the BlackRock Fund dated February 28, 2008, as supplemented (SEC Accession No. 0000891092-08-001392); the BlackRock Semi-Annual Report for the fiscal period ended April 30, 2008 and dated July 7, 2008 (SEC Accession No. 0001193805-08-001696) and the BlackRock Annual Report for the fiscal year ended October 31, 2007 and dated January 7, 2007 (SEC Accession No. 0001193805-08-000046) as filed with the Securities and Exchange Commission (the “SEC”).

     For the PNC Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal year ended May 31, 2008 dated August 11, 2008 (SEC Accession No. 0001193125-08-173433) and the Semi-Annual Report to Shareholders for the fiscal period ended November 30, 2007 dated February 4, 2008 (SEC Accession No. 0001193125-08-018905), as filed with the SEC.

FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization have not been prepared because the net asset value of the PNC Fund did not exceed 10% of the net asset value of the BlackRock Fund as of August 15, 2008.

SAI-2